UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10555

PIMCO Corporate & Income Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2012

Date of reporting period:	October 31, 2012

ITEM 1:  REPORT TO SHAREHOLDERS

October 31, 2012

PIMCO Corporate & Income Strategy Fund

PIMCO Income Opportunity Fund

Contents

Letter to Shareholders	2-3

Fund Insights	4-6

Performance & Statistics	7-8

Schedules of Investments	9-29

Statements of Assets and Liabilities	30

Statements of Operations	31

Statements of Changes in Net Assets	32-33

Statements of Cash Flows	34

Notes to Financial Statements	35-58

Financial Highlights	59-60

Report of Independent Registered Public Accounting Firm	61

Annual Shareholder Meeting Results/Changes to Bylaws	62

Proxy Voting Policies & Procedures/Tax Information	63

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	64-68

Privacy Policy	69

Dividend Reinvestment Plan	70-71

Board of Trustees	72-73

Fund Officers	74

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	1

Dear Shareholder,

The U.S. economy expanded during the twelve-month fiscal reporting period ended October 31, 2012, however growth slowed amid ongoing geopolitical and economic concerns in both the United States and abroad. After reaching multi-year highs, stock markets slipped as corporate profits leveled off.

Twelve Months in Review

For the twelve-month fiscal reporting period ended October 31, 2012:

•       PIMCO Corporate & Income Strategy Fund advanced 32.57% on net asset value (“NAV”) and 33.21% on market price.

•       PIMCO Income Opportunity Fund rose 28.15% on NAV and 26.98% on market price.

As the fiscal reporting period began, U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, was expanding at a healthy annual rate of 4.1%. This growth rate, the strongest since 2009, eased to a 2.0% annual pace during the first quarter of 2012, and to a 1.3% rate during the second quarter of 2012, before rebounding to growth of 2.0% (preliminary estimate) during the third quarter.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

As the economy slowed, the Federal Reserve (“the Fed”) revealed that it would launch a third round of “quantitative easing.” The Fed agreed to purchase $40 billion of mortgage securities each month for the foreseeable future, the objective of which is to lower already record low mortgage rates in an effort to boost the housing market. The Fed also announced that it expects to keep the Fed Funds rate in the 0.0% to 0.25% range well into 2015, longer than previously forecasted.

Despite the slowdown, the U.S. economy showed clear signs of improvement. The unemployment rate dropped from 8.9% to 7.9% during the reporting period. Consumer confidence reached its highest level since 2007 and the housing market showed signs of recovery.

PIMCO Corporate & Income Strategy Fund
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Outlook

The U.S. election is over, however, the division of power that produced political gridlock in recent years remains. Republicans continue to have control in the House of Representatives, Democrats hold a majority in the Senate, and President Obama was re-elected. The government must act prior to the end of the year in order to help prevent the U.S. economy from falling off “the fiscal cliff” – a series of tax cuts scheduled to expire on December 31, 2012 and major spending reductions planned to begin in January 2013. Higher taxes, reduced spending, or both, would likely have a negative impact on the economy in 2013. The resolution remains uncertain, consequently, there are many reasons for caution going forward.

This caution extends overseas, where the sovereign debt crisis in the European Union (“E.U.”) continues. Economic growth in the E.U. has ground to a halt with unemployment reaching 11.6% as of October 2012. Growth in China also slowed during the twelve-month fiscal period, however there are signs that a rebound may be underway.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

PIMCO Corporate & Income Strategy Fund
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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund Fund Insights

October 31, 2012

For the 12-months ended October 31, 2012, PIMCO Corporate & Income Strategy Fund returned 32.57% on net asset value (“NAV”) and 33.21% on market price.

For the 12-months ended October 31, 2012, PIMCO Income Opportunity Fund returned 28.15% on NAV and 26.98% on market price.

While the U.S. fixed income market experienced periods of weakness during the reporting period, all told, solid results were achieved with investors who assumed greater risk generally rewarded. Market volatility was often triggered by macro issues impacting investor sentiment, such as the European sovereign debt crisis and moderating global growth. However, market setbacks were typically short-lived, as investor risk aversion was often quickly replaced with renewed risk appetite as incremental yield was sought in the low interest rate environment. Investor sentiment was also buoyed later in the reporting period due to signs of progress in Europe, coupled with additional quantitative easing by the Federal Reserve Board and the European Central Bank. During the 12-months ended October 31, 2012, short-term Treasury yields rose modestly, long-term Treasury yields declined and the yield curve flattened. Spread sectors (non-U.S. Treasuries) generally outperformed equal-duration Treasuries, with lower-rated, higher yielding securities generating the strongest returns.

Compared to the 5.25% return for the overall U.S. fixed income market (as measured by the Barclays U.S. Aggregate Index), high yield and investment grade bonds returned 13.61% and 9.71%, respectively (as measured by the Barclays U.S. High Yield and Barclays U.S. Credit Indices) for the 12-month reporting period. On a total return basis, lower rated, higher yielding investment grade corporate bonds generally outperformed higher quality fixed income instruments. AAA-, AA-, A and BBB-rated issues, as measured by the Barclays U.S. Credit Index, returned 3.40%, 7.19%, 10.10%, and 11.73%, respectively. Within the high yield market, BB-rated issues returned 13.60%,

PIMCO Corporate & Income Strategy Fund
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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund Fund Insights

October 31, 2012 (continued)

versus 13.25% for B-rated names as measured by the Barclays U.S. High Yield Index.

PIMCO Corporate & Income Strategy

Sector positioning and duration drive results

The Fund generated strong absolute and relative returns during the reporting period. An overweighting to banks contributed to performance, as the banking sector outperformed the 80% Barclays Credit/20% B of A Merrill Lynch BB/B Constrained Index (the “Index”).1 Furthermore, an overweighting to life insurance was rewarded as this sector outperformed the Index during the fiscal period. An underweighting to electric utilities was positive for results as these issues underperformed the Index. The Fund’s duration positioning was also beneficial to returns as a longer duration than that of the Index was positive during the reporting period as interest rates declined during the 12-months ended October 31, 2012.

On the downside, the Fund’s underweight positioning in telecommunications hindered performance as this sector outperformed the Index during the reporting period. The Fund’s overweighting in energy hindered returns as this sector underperformed the Index.

PIMCO Income Opportunity

Sector positioning largely drives results

The Fund produced strong absolute returns during the 12-month reporting period. Allocations to non-agency mortgage-backed securities were a significant contributor to results, as these securities outperformed the broader market. Driving these strong returns were generally robust investor demand for higher yielding assets, improving collateral performance, signs of a bottom in the housing market and continuing positive supply technicals. An emphasis on select, high quality, financial issues was also beneficial to performance, as these securities generally outperformed the broad market during the reporting period. Positions in select insurance

PIMCO Corporate & Income Strategy Fund
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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund Fund Insights

October 31, 2012 (continued)

issues enhanced performance as these companies outperformed the broader credit market during the 12-months ended October 31, 2012. The Fund’s overweighting to credit spread duration was helpful, as credit spreads tightened during the reporting period.

On the downside, the Fund’s underweighting to the high yield corporate sector detracted from results as this was one of best performing credit sectors, supported by low default rates and generally strong demand from investors looking for incremental yield during the reporting period.

1 The Barclays Credit Index consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. It includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. The B of A Merrill Lynch BB/B Constrained Index tracks the performance of BB-B Rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

PIMCO Corporate & Income Strategy Fund
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PIMCO Corporate & Income Strategy Fund Performance & Statistics

October 31, 2012 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	33.21%	32.57%
5 Year	17.92%	16.69%
10 Year	15.06%	15.00%
Commencement of Operations (12/21/01) to 10/31/12	13.21%	12.85%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/21/01) to 10/31/12	Market Price	$18.17
	NAV	$15.90
NAV	Premium to NAV	14.28%
Market Price	Market Price Yield(2)	7.43%
	Leverage Ratio(3)	30.08%
	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at October 31, 2012.

(3) Represents Preferred Shares and Reverse Repurchase Agreements (collectively “Leverage”) outstanding, as a percentage of total Managed assets. Total Managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

PIMCO Corporate & Income Strategy Fund
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PIMCO Income Opportunity Fund Performance & Statistics

October 31, 2012 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	26.98%	28.15%
3 Year	25.54%	22.44%
Commencement of Operations (11/30/07) to 10/31/12	15.60%	15.26%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (11/30/07) to 10/31/12	Market Price	$29.85
	NAV	$27.86
NAV	Premium to NAV	7.14%
Market Price	Market Price Yield(2)	7.64%
	Leverage Ratio(3)	38.44%
	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for each Fund’s shares, or changes in Fund dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income and short-term capital gains, if any) by the market price per share at October 31, 2012.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total Managed assets. Total Managed assets refer to the total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

PIMCO Corporate & Income Strategy Fund
8	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund Schedule of Investments

October 31, 2012

Principal Amount (000s)		Value
CORPORATE BONDS & NOTES – 58.4%

Airlines – 0.9%
$1,716	American Airlines Pass Through Trust, 10.375%, 1/2/21	$1,818,615
1,733	Continental Airlines Pass Through Trust, 9.798%, 10/1/22	1,889,389
	United Air Lines Pass Through Trust,
1,305	7.336%, 1/2/21 (a) (b) (d) (m) (acquisition cost-$1,305,258; purchased 6/19/07)	1,285,679
2,184	10.40%, 5/1/18 (l)	2,509,128

		7,502,811
Automotive – 1.8%
	Ford Motor Co.,
12,000	7.70%, 5/15/97	13,305,000
1,500	9.98%, 2/15/47	2,090,625

		15,395,625
Banking – 8.3%
4,000	ABN Amro North American Holding Preferred Capital Repackage Trust I, 6.523%, 11/30/12 (a) (b) (d) (g) (m) (acquisition cost-$2,410,000; purchased 7/15/09)	4,040,000
2,400	AgFirst Farm Credit Bank, 7.30%, 11/30/12 (a) (b) (d) (g) (m) (acquisition cost-$1,904,000; purchased 2/26/10-3/2/10)	2,399,762
7,760	Barclays Bank PLC, 10.179%, 6/12/21 (a) (b) (d) (m) (acquisition cost-$7,779,400; purchased 6/10/09)	10,334,496
£200	14.00%, 6/15/19 (g)	417,600
$5,000	BPCE S.A., 12.50%, 9/30/19 (a) (d) (g)	5,729,010
27,790	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a) (b) (d) (g) (l) (m) (acquisition cost-$29,359,603; purchased 5/29/09-1/30/12)	37,388,083
	HBOS PLC,
4,000	1.112%, 9/6/17 (h)	3,366,000
2,000	6.75%, 5/21/18 (a) (b) (d) (m) (acquisition cost-$1,991,680; purchased 5/15/08)	2,130,000
1,000	HSBC Capital Funding L.P., 10.176%, 6/30/30 (g)	1,380,000
1,900	Regions Financial Corp., 7.375%, 12/10/37	2,049,625
£1,200	Santander Finance Preferred S.A. Unipersonal, 11.30%, 7/27/14 (g)	1,975,616

		71,210,192
Building & Construction – 0.3%
$1,000	Desarrolladora Homex S.A.B. De C.V., 9.50%, 12/11/19 (a) (d)	1,008,800
1,700	Macmillan Bloedel Pembroke L.P., 7.70%, 2/15/26	1,957,827

		2,966,627
Energy – 0.0%
4,300	Dynegy Roseton LLC/Danskammer Pass Through Trust, 7.67%, 11/8/16, Ser. B (b) (e)	215,000
Financial Services – 24.8%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d)	1,357,000
	Ally Financial, Inc.,
240	5.35%, 1/15/14	239,307
70	5.75%, 1/15/14	69,629
372	5.85%, 6/15/13	370,911

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	9

PIMCO Corporate & Income Strategy Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$225	6.00%, 7/15/13	$223,971
34	6.00%, 3/15/19	33,133
494	6.00%, 9/15/19	486,676
492	6.05%, 8/15/19	481,744
659	6.125%, 10/15/19	643,141
343	6.15%, 9/15/19	338,181
5	6.15%, 10/15/19	4,877
10	6.20%, 4/15/19	9,858
517	6.25%, 12/15/18	509,446
10	6.25%, 4/15/19	9,786
182	6.25%, 5/15/19	178,643
10	6.25%, 7/15/19	9,869
620	6.30%, 8/15/19	609,176
210	6.35%, 5/15/13	210,649
5	6.35%, 7/15/19	4,936
158	6.40%, 12/15/18	153,728
133	6.50%, 2/15/16	132,509
771	6.50%, 6/15/18	762,072
666	6.50%, 11/15/18	656,477
879	6.50%, 12/15/18	866,714
11	6.50%, 5/15/19	10,736
55	6.50%, 1/15/20	54,369
78	6.60%, 5/15/18	76,821
476	6.65%, 6/15/18	468,403
770	6.65%, 10/15/18	761,950
682	6.70%, 6/15/18	669,931
250	6.70%, 11/15/18	247,524
499	6.70%, 12/15/19	493,431
195	6.75%, 8/15/16	192,369
10	6.75%, 6/15/17	9,875
26	6.75%, 3/15/18	25,655
554	6.75%, 7/15/18	548,663
113	6.75%, 9/15/18	109,471
432	6.75%, 10/15/18	428,523
125	6.75%, 11/15/18	122,691
293	6.75%, 5/15/19	290,284
209	6.75%, 6/15/19	207,668
682	6.80%, 9/15/18	676,933
135	6.80%, 10/15/18	133,904
30	6.85%, 5/15/18	29,543
80	6.875%, 7/15/18	78,139
133	6.90%, 6/15/17	132,011
535	6.90%, 7/15/18	531,583
320	6.90%, 8/15/18	317,239
10	7.00%, 8/15/16	10,001
133	7.00%, 2/15/18	131,802
2,262	7.00%, 5/15/18	2,218,708
60	7.00%, 8/15/18	58,861
975	7.00%, 9/15/18	960,092
560	7.00%, 11/15/23	554,544
107	7.05%, 3/15/18	105,100
1,771	7.05%, 4/15/18	1,756,921
105	7.125%, 10/15/17	103,765

PIMCO Corporate & Income Strategy Fund
10	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$148	7.15%, 6/15/16	$146,209
143	7.15%, 9/15/18	141,034
210	7.15%, 1/15/25	205,994
270	7.25%, 9/15/17	267,995
214	7.25%, 4/15/18	212,297
1,515	7.25%, 8/15/18	1,491,483
385	7.25%, 9/15/18	379,933
50	7.25%, 3/15/25	49,639
227	7.30%, 12/15/17	225,323
61	7.30%, 1/15/18	60,425
12,781	7.375%, 11/15/16	12,699,956
80	7.375%, 4/15/18	78,476
20	7.40%, 12/15/17	19,746
16	7.50%, 11/15/16	15,812
45	7.50%, 11/15/17	44,573
23	7.50%, 12/15/17	22,864
27	7.625%, 11/15/12	27,008
266	9.00%, 7/15/20	265,430
2,000	American Express Co., 6.80%, 9/1/66, (converts to FRN on 9/1/16)	2,180,000
	BNP Paribas S.A. (g),
7,800	7.195%, 6/25/37 (a) (d) (l)	7,722,000
€350	7.781%, 7/2/18	461,591
$1,790	Capital One Bank USA N.A., 8.80%, 7/15/19	2,384,121
1,500	Capital One Capital V, 10.25%, 8/15/39	1,552,500
3,300	Capital One Capital VI, 8.875%, 5/15/40	3,395,406
509	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (b) (d) (m) (acquisition cost-$508,256; purchased 9/12/02)	525,386
	Citigroup, Inc.,
CAD1,300	5.365%, 3/6/36 (a) (b) (m) (acquisition cost-$1,126,438; purchased 5/19/11)	1,215,191
$300	6.125%, 8/25/36	332,489
	Credit Agricole S.A. (g),
€2,000	7.875%, 10/26/19	2,515,826
$21,400	8.375%, 10/13/19 (a) (d) (l)	21,881,500
£500	General Electric Capital Corp., 6.50%, 9/15/67, (converts to FRN on 9/15/17) (a) (d)	822,810
	Goldman Sachs Group, Inc.,
$4,000	6.45%, 5/1/36 (l)	4,273,980
7,000	6.75%, 10/1/37	7,715,330
	International Lease Finance Corp.,
2,900	6.75%, 9/1/16 (a) (d)	3,291,500
1,000	8.625%, 9/15/15	1,129,750
7,300	JPMorgan Chase & Co., 7.90%, 4/30/18 (g)	8,438,267
	LBG Capital No.1 PLC,
€300	7.375%, 3/12/20	372,241
£100	7.588%, 5/12/20	161,004
£200	7.867%, 12/17/19	321,943
£400	7.869%, 8/25/20	647,759
$12,700	7.875%, 11/1/20 (a) (b) (d) (m) (acquisition cost-$10,447,750; purchased 12/7/09-4/16/10)	13,176,250
17,500	8.00%, 6/15/20 (a) (b) (d) (g) (m) (acquisition cost-$14,068,875; purchased 2/2/10-2/11/10)	16,878,155

PIMCO Corporate & Income Strategy Fund
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PIMCO Corporate & Income Strategy Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

Financial Services (continued)
$8,500	8.50%, 12/17/21 (a) (b) (d) (g) (m) (acquisition cost-$3,882,703; purchased 11/14/08-11/18/08)	$7,905,000
£300	11.04%, 3/19/20	537,984
	LBG Capital No.2 PLC,
€400	8.875%, 2/7/20	531,214
£3,100	9.125%, 7/15/20	5,152,701
£500	9.334%, 2/7/20	840,763
$3,500	National City Preferred Capital Trust I, 12.00%, 12/10/12 (g)	3,547,628
5,200	PNC Financial Services Group, Inc., 6.75%, 8/1/21 (g)	6,022,073
	Royal Bank of Scotland Group PLC (g),
1,000	6.99%, 10/5/17 (a) (b) (d) (m) (acquisition cost-$770,000; purchased 1/30/12)	917,500
1,500	7.64%, 9/29/17	1,271,250
4,100	7.648%, 9/30/31	4,079,500
	SLM Corp.,
5,900	8.00%, 3/25/20	6,862,408
12,500	8.45%, 6/15/18	14,917,875
	Springleaf Finance Corp.,
€1,500	4.125%, 11/29/13	1,924,782
$2,200	5.40%, 12/1/15	2,068,000
500	6.50%, 9/15/17	445,310
3,000	6.90%, 12/15/17	2,655,000
6,700	UBS AG, 7.625%, 8/17/22	7,231,866
5,900	Wells Fargo & Co., 7.98%, 3/15/18 (g)	6,998,875

		212,538,868
Healthcare & Hospitals – 1.8%
	HCA, Inc.,
10,000	7.875%, 2/15/20	11,225,000
3,600	8.50%, 4/15/19	4,063,500

		15,288,500
Hotels/Gaming – 0.5%
	MGM Resorts International,
700	10.375%, 5/15/14	790,125
1,050	11.125%, 11/15/17	1,162,875
2,157	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (b) (d) (m) (acquisition cost-$2,565,255; purchased 11/22/04)	2,304,852

		4,257,852
Household Products – 0.2%
1,700	Reynolds Group Issuer, Inc., 9.00%, 4/15/19	1,729,750
Insurance – 16.6%
1,400	American General Institutional Capital A, 7.57%, 12/1/45 (a) (d)	1,603,000
9,000	American General Institutional Capital B, 8.125%, 3/15/46 (a) (d)	10,777,500
	American International Group, Inc.,
14,000	6.25%, 3/15/87, (converts to FRN on 3/15/37)	14,525,000
MXN16,000	7.98%, 6/15/17	1,197,236
€2,000	8.00%, 5/22/68, (converts to FRN on 5/22/18)	3,001,097
$46,750	8.175%, 5/15/68, (converts to FRN on 5/15/38)	58,554,375
12,700	8.25%, 8/15/18 (l)	16,530,396
£500	8.625%, 5/22/68, (converts to FRN on 5/22/18) (a) (b) (d) (m) (acquisition cost-$820,199; purchased 5/7/12)	958,570

PIMCO Corporate & Income Strategy Fund
12	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

Insurance (continued)
£3,400	8.625%, 5/22/68, (converts to FRN on 5/22/18)	$6,518,277
$5,100	Dai-ichi Life Insurance Co., Ltd., 7.25%, 7/25/21 (a) (b) (d) (g) (l) (m) (acquisition cost-$4,985,000; purchased 3/8/11-3/15/11)	5,960,411
9,000	MetLife Capital Trust IV, 7.875%, 12/15/67, (converts to FRN on 12/15/37) (a) (d) (l)	10,911,663
6,800	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d) (l)	8,316,944
2,500	Validus Holdings Ltd., 8.875%, 1/26/40	3,341,968

		142,196,437
Metals & Mining – 0.6%
4,000	Gerdau Holdings, Inc., 7.00%, 1/20/20 (a) (d)	4,724,000
Paper/Paper Products – 0.1%
850	Norske Skogindustrier ASA, 6.125%, 10/15/15 (a) (d)	722,500
Telecommunications – 1.7%
8,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	8,982,872
5,360	Qwest Corp., 7.20%, 11/10/26	5,427,000

		14,409,872
Utilities – 0.8%
3,900	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (d)	4,319,250
1,215	FPL Energy Wind Funding LLC, 6.876%, 6/27/17 (a) (d)	1,063,125
1,100	PPL Capital Funding, Inc., 6.70%, 3/30/67, (converts to FRN on 3/30/17)	1,160,227

		6,542,602
Total Corporate Bonds & Notes (cost-$405,325,649)		499,700,636

MORTGAGE-BACKED SECURITIES – 16.5%

868	American Home Mortgage Assets LLC, 0.441%, 9/25/46, CMO (h)	121,496
309	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	238,125
6,975	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	6,126,231
	BCAP LLC Trust, CMO (a) (d) (h),
2,500	5.459%, 3/26/37	341,250
1,344	11.256%, 6/26/36	250,683
	Bear Stearns Alt-A Trust, CMO (h),
1,952	2.899%, 9/25/35	1,407,954
2,566	3.071%, 11/25/36	1,633,091
	Chase Mortgage Finance Corp., CMO,
29	2.752%, 12/25/35 (h)	25,437
2,545	6.00%, 7/25/37	2,264,203
3,445	Citicorp Mortgage Securities, Inc., 6.00%, 6/25/36, CMO	3,528,060
	Countrywide Alternative Loan Trust, CMO,
802	5.50%, 3/25/35	664,411
368	5.50%, 3/25/36	247,890
1,916	5.75%, 3/25/37	1,543,036
1,002	6.00%, 2/25/35	895,236
3,030	6.00%, 4/25/37	2,356,230
1,297	6.00%, 7/25/37	1,108,687
2,475	6.00%, 8/25/37	1,655,825
1,121	6.50%, 8/25/36	733,325

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PIMCO Corporate & Income Strategy Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
$694	2.868%, 9/20/36 (h)	$419,150
2,169	5.50%, 10/25/35	2,126,870
2,456	5.75%, 3/25/37	2,140,503
1,574	6.00%, 2/25/37	1,403,848
1,421	6.00%, 3/25/37	1,249,648
450	6.00%, 4/25/37	410,778
	Credit Suisse Mortgage Capital Certificates, CMO,
3,177	5.863%, 2/25/37 (h)	2,088,717
1,458	6.00%, 2/25/37	1,256,215
3,493	6.00%, 6/25/37	3,003,444
12,527	First Horizon Alternative Mortgage Securities, 6.00%, 8/25/36, CMO	10,523,605
	GSR Mortgage Loan Trust, CMO,
615	5.50%, 5/25/36	544,999
8,037	6.00%, 2/25/36	7,628,688
4,910	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	3,019,532
	JPMorgan Alternative Loan Trust, CMO,
4,025	5.667%, 3/25/37 (h)	2,708,943
2,500	6.31%, 8/25/36	1,770,472
	JPMorgan Mortgage Trust, CMO,
3,716	5.00%, 3/25/37	3,118,222
8,522	5.154%, 2/25/36 (h)	7,200,940
1,888	5.366%, 1/25/37 (h)	1,657,803
674	6.00%, 8/25/37	587,496
727	Lehman Mortgage Trust, 6.00%, 7/25/37, CMO	613,735
4,944	Morgan Stanley Mortgage Loan Trust, 6.00%, 2/25/36, CMO	4,576,295
9,403	New Century Alternative Mortgage Loan Trust, 6.173%, 7/25/36, CMO (h)	6,577,745
1,246	Residential Accredit Loans, Inc., 0.441%, 5/25/37, CMO, (h)	292,424
2,648	Residential Asset Mortgage Products, Inc., 6.50%, 12/25/31, CMO	2,677,161
	Residential Asset Securitization Trust, CMO,
921	6.00%, 9/25/36	585,151
3,174	6.00%, 3/25/37	2,455,342
4,430	6.00%, 5/25/37	3,956,560
4,519	6.25%, 9/25/37	3,111,054
	Residential Funding Mortgage Securities I, CMO,
2,269	6.00%, 1/25/37	2,018,861
2,633	6.25%, 8/25/36	2,376,172
936	Sequoia Mortgage Trust, 2.707%, 2/20/47, CMO (h),	805,708
	Structured Adjustable Rate Mortgage Loan Trust, CMO (h),
6,390	5.349%, 5/25/36	5,209,509
5,213	5.356%, 1/25/36	3,726,899
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (h),
1,968	5.487%, 4/25/37	1,621,474
1,094	5.812%, 2/25/37	872,954
	WaMu Mortgage Pass Through Certificates, CMO (h),
1,059	2.596%, 7/25/37	777,877
704	2.726%, 9/25/36	558,119
1,851	5.199%, 2/25/37	1,727,074
2,384	6.09%, 10/25/36	2,066,994
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO (h),
730	0.918%, 4/25/47	47,133
1,294	0.994%, 5/25/47	203,702
2,158	Wells Fargo Alternative Loan Trust, 6.00%, 7/25/37, CMO	1,948,999

PIMCO Corporate & Income Strategy Fund
14	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Wells Fargo Mortgage-Backed Securities Trust, CMO,
$226	2.617%, 5/25/36 (h)	$196,882
1,243	2.622%, 7/25/36 (h)	1,025,740
578	2.667%, 4/25/36 (h)	526,778
10,601	5.08%, 8/25/36 (h)	9,730,383
1,400	5.645%, 10/25/36 (h)	1,373,281
1,576	6.00%, 7/25/37	1,561,781

Total Mortgage-Backed Securities (cost-$131,102,572)		141,222,830

MUNICIPAL BONDS – 7.0%

California – 3.9%
4,200	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 6.487%, 11/1/41, Ser. D	4,698,414
1,800	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	1,989,288
2,400	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	2,816,040
9,820	Riverside Cnty. Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	10,307,465
5,000	State, GO, 7.95%, 3/1/36	5,993,000
7,400	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	7,320,598

		33,124,805
Louisiana – 0.2%
	New Orleans, Public Improvements, GO, Ser. A,
800	8.30%, 12/1/29	913,632
820	8.55%, 12/1/34	922,934
300	8.80%, 12/1/39	339,147

		2,175,713
Texas – 2.9%
4,000	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	4,846,960
17,200	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	20,057,436

		24,904,396

Total Municipal Bonds (cost-$55,303,883)		60,204,914

Shares

PREFERRED STOCK – 3.3%

Banking – 0.2%
30,200	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (g) (m) (acquisition cost-$1,678,450; purchased 2/26/10-2/1/11)	1,621,136
Financial Services – 2.8%
100,000	Ally Financial, Inc., 8.50%, 5/15/16, Ser. A (g) (n)	2,505,000
250,000	Citigroup Capital XIII, 7.875%, 10/30/15 (n)	6,952,500
552,000	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (n)	14,429,280

		23,886,780
Real Estate Investment Trust – 0.3%
2,500	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a) (b) (d) (g) (m) (acquisition cost-$2,600,000; purchased 6/6/12)	3,009,693
Total Preferred Stock (cost-$26,941,200)		28,517,609

PIMCO Corporate & Income Strategy Fund
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PIMCO Corporate & Income Strategy Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value
SENIOR LOANS (a) (c) – 2.3%

Financial Services – 2.3%
$20,000	Springleaf Finance Corp., 5.50%, 5/10/17 (cost-$19,923,459)	$19,750,000

Shares

CONVERTIBLE PREFERRED STOCK – 1.8%

Financial Services – 0.9%
6,050	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g)	7,562,500

Utilities – 0.9%
	PPL Corp.,
53,400	8.75%, 5/1/14	2,892,678
90,000	9.50%, 7/1/13	4,889,700

		7,782,378
Total Convertible Preferred Stock (cost-$11,077,008)		15,344,878

Principal Amount (000s)

ASSET-BACKED SECURITIES – 0.9%

$2,168	GSAA Trust, 6.295%, 6/25/36	1,356,107
1,712	Mid-State Trust, 6.34%, 10/15/36	1,813,497
3,065	Mid-State Trust IV, 8.33%, 4/1/30	3,217,873
1,346	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (h)	959,106

Total Asset-Backed Securities (cost-$7,039,205)		7,346,583

Repurchase Agreements – 9.8%
6,700	Barclays Capital, Inc., dated 10/31/12, 0.30%-0.35%, due 11/1/12, proceeds $6,700,059; collateralized by Ginnie Mae, 3.50%, due 6/20/42, valued at $2,274,071 and U.S. Treasury Inflation Index Bond, 2.125%, due 2/15/40, valued at $4,614,496 including accrued interest	6,700,000
11,100	Citigroup Global Markets, Inc., dated 10/31/12, 0.30%, due 11/1/12, proceeds $11,100,093; collateralized by U.S. Treasury Notes, 0.25%, due 8/15/15, valued at $11,321,984 including accrued interest	11,100,000
44,300	Credit Suisse Securities (USA) LLC, dated 10/31/12, 0.33%, due 11/1/12, proceeds $44,300,406; collateralized by U.S. Treasury Notes, 0.25%, due 5/15/15, valued at $45,383,760 including accrued interest	44,300,000
4,100	Goldman Sachs & Co., dated 10/31/12, 0.28%, due 11/1/12, proceeds $4,100,032; collateralized by Fannie Mae, 5.00%, due 4/1/38, valued at $4,227,615 including accrued interest	4,100,000

PIMCO Corporate & Income Strategy Fund
16	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

Repurchase Agreements (continued)
$16,600	Morgan Stanley & Co., dated 10/31/12, 0.31%-0.33%, due 11/1/12, proceeds $16,600,146; collateralized by Fannie Mae, 1.06%, due 10/12/17, valued at $5,629,383 and U.S. Treasury Notes, 1.50%, due 6/30/16, valued at $11,340,708 including accrued interest	$16,600,000
654	State Street Bank & Trust Co., dated 10/31/12, 0.01%, due 11/1/12, proceeds $654,000; collateralized by Fannie Mae, 2.26%, due 10/17/22, valued at $668,344 including accrued interest	654,000

Total Repurchase Agreements (cost-$83,454,000)		83,454,000
Total Investments (cost-$740,166,976) – 100.0%		$855,541,450

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	17

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2012

Principal Amount (000s)		Value
MORTGAGE-BACKED SECURITIES – 50.9%

$385	Adjustable Rate Mortgage Trust, 2.992%, 1/25/36, CMO (h)	$298,394
£361	Auburn Securities PLC, 0.913%, 10/1/41, CMO (h)	541,709
	Banc of America Funding Corp., CMO (h),
$363	2.718%, 12/20/36	366,059
2,187	2.91%, 12/20/34	1,830,543
509	2.965%, 12/20/34	309,621
2,696	3.037%, 3/20/36	2,218,073
1,347	5.915%, 10/20/46	979,811
3,228	Banc of America Large Loan, Inc., 1.964%, 11/15/15, CMO (a) (d) (h)	3,228,667
	Banc of America Mortgage Securities, Inc., CMO,
813	3.111%, 6/25/35 (h)	803,696
413	3.121%, 9/25/34 (h)	411,083
1,132	5.75%, 8/25/34 (l)	1,206,187
305	Banc of America Mortgage Trust, 2.97%, 10/20/46, CMO (h)	164,491
	BCAP LLC Trust, CMO (a) (d) (h),
2,532	2.209%, 11/26/37	2,428,403
550	5.023%, 3/26/36	508,917
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (h),
186	2.817%, 9/25/34	154,473
1,791	2.849%, 10/25/36	1,361,451
685	2.88%, 1/25/35	676,382
756	2.97%, 8/25/47	521,317
1,531	5.276%, 3/25/35	1,516,418
222	5.468%, 9/25/34	219,441
819	5.473%, 6/25/47	685,757
	Bear Stearns Alt-A Trust, CMO (h),
3,017	0.371%, 6/25/46	1,502,664
1,785	0.561%, 1/25/35	1,698,524
585	2.745%, 4/25/35	434,353
6,527	2.866%, 8/25/36	4,169,787
1,658	2.96%, 5/25/36	979,817
1,753	2.993%, 9/25/34	1,494,113
115	2.996%, 11/25/35	86,861
954	3.112%, 5/25/35	665,227
1,113	3.561%, 9/25/34	1,081,816
1,092	4.785%, 11/25/36	807,141
613	4.791%, 7/25/35	451,337
985	5.504%, 8/25/36	666,023
2,500	Bear Stearns Commercial Mortgage Securities, 5.529%, 3/13/40, CMO (a) (d) (h)	2,391,170
£574	Bluestone Securities PLC, 0.896%, 6/9/43, CMO (h)	842,613
$4,123	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a) (b) (d) (m) (acquisition cost-$2,324,074; purchased 11/18/09)	2,214,306
€732	Celtic Residential Irish Mortgage Securitisation, 0.351%, 11/13/47, CMO (h)	721,621
	Chase Mortgage Finance Corp., CMO,
$1,950	5.50%, 11/25/21	1,865,881
2,315	6.00%, 3/25/37	1,991,088
	Citigroup Mortgage Loan Trust, Inc., CMO,
1,116	3.046%, 3/25/37 (h)	743,100
1,026	5.50%, 11/25/35	839,793
2,170	Commercial Mortgage Pass Through Certificates, 5.934%, 7/10/46, CMO (a) (d) (h)	2,375,740

PIMCO Corporate & Income Strategy Fund
18	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Countrywide Alternative Loan Trust, CMO,
$1,579	0.406%, 12/20/46 (h)	$974,727
1,829	0.461%, 6/25/37 (h)	911,531
3,829	0.541%, 11/20/35 (h)	2,563,030
3,744	0.561%, 5/25/36 (h)	2,006,618
375	5.50%, 10/25/35	349,100
626	6.00%, 11/25/35	341,315
742	6.00%, 4/25/36	571,629
1,285	6.00%, 4/25/37	940,476
6,400	6.00%, 5/25/37	4,936,501
724	6.25%, 8/25/37	527,222
967	6.50%, 9/25/32	877,059
2,453	6.50%, 7/25/35	989,901
1,000	6.50%, 6/25/36	668,581
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,454	0.531%, 3/25/35 (h)	1,073,765
57	2.85%, 10/20/35 (h)	42,616
242	2.895%, 8/20/35 (h)	179,618
674	2.959%, 6/20/35 (h)	469,805
5,693	2.971%, 11/25/35 (h)	4,429,391
141	3.026%, 8/25/34 (h)	121,135
1,672	3.145%, 9/25/47 (h)	1,247,410
1,888	3.285%, 3/25/37 (h)	1,137,220
429	5.50%, 8/25/35	426,165
2,643	Credit Suisse First Boston Mortgage Securities Corp., 7.50%, 5/25/32, CMO (l)	2,751,482
	Credit Suisse Mortgage Capital Certificates, CMO,
871	0.384%, 10/15/21 (a) (d) (h)	850,919
1,083	0.811%, 7/25/36 (h)	380,825
808	5.896%, 4/25/36	645,194
688	6.50%, 5/25/36	503,654
812	6.50%, 7/26/36	411,521
€5,214	DECO Series, 0.361%, 10/27/20, CMO (h)	6,530,901
	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, CMO (h),
$1,086	0.361%, 2/25/47	616,155
241	6.25%, 7/25/36	138,972
839	Deutsche Mortgage Securities, Inc., 5.50%, 9/25/33, CMO	872,204
1,291	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.392%, 4/19/47, CMO (h)	279,988
	EMF-NL, CMO (h),
€800	1.209%, 7/17/41	658,444
€1,000	1.459%, 10/17/41	1,075,651
	First Horizon Alternative Mortgage Securities, CMO,
$2,734	2.501%, 11/25/36 (h)	1,791,261
741	2.564%, 5/25/36 (h)	519,879
439	2.574%, 2/25/36 (h)	315,426
595	2.608%, 8/25/35 (h)	132,869
259	6.25%, 11/25/36	202,890
	First Horizon Mortgage Pass Through Trust, CMO,
2,229	2.593%, 1/25/37 (h)	1,811,520
402	5.256%, 7/25/37 (h)	343,569
426	5.50%, 8/25/35	337,105
52,679	FREMF Mortgage Trust, 0.10%, 5/25/20, CMO, IO (f) (h)	294,825

PIMCO Corporate & Income Strategy Fund
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PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	GMAC Mortgage Corp. Loan Trust, CMO (h),
$433	3.454%, 6/25/34	$427,025
209	3.564%, 7/19/35	188,787
385	3.615%, 6/25/34	378,745
2,016	Greenpoint Mortgage Funding Trust, 0.391%, 1/25/37, CMO (h)	1,166,256
456	Greenwich Capital Commercial Funding Corp., 0.359%, 11/5/21, CMO (a) (d) (h)	444,057
	GS Mortgage Securities Corp. II, CMO (a) (d) (h),
10,126	1.548%, 8/10/43, IO	836,139
140	4.805%, 3/6/20	140,078
2,100	5.991%, 8/10/43	2,320,951
	GSR Mortgage Loan Trust, CMO,
1,110	0.661%, 7/25/37 (h)	720,306
3,367	2.716%, 1/25/36 (h)	2,860,541
58	2.937%, 12/25/34 (h)	50,264
151	6.00%, 9/25/34	154,464
	Harborview Mortgage Loan Trust, CMO (h),
3,320	0.402%, 2/19/46	2,374,726
5,911	0.422%, 11/19/36	4,139,763
241	0.532%, 1/19/35	183,035
594	0.772%, 6/19/34	544,757
2,765	5.607%, 6/19/36	1,932,981
538	5.75%, 8/19/36	388,031
750	Homebanc Mortgage Trust, 0.461%, 3/25/35, CMO (h)	581,724
€1,121	IM Pastor FTH, 0.373%, 3/22/44, CMO (h)	1,002,295
$605	Impac CMB Trust, 0.471%, 11/25/35, CMO (h)	372,549
2,638	Indymac INDA Mortgage Loan Trust, 2.826%, 12/25/36, CMO (h)	1,989,631
	Indymac Index Mortgage Loan Trust, CMO (h),
394	1.011%, 8/25/34	299,917
814	1.071%, 9/25/34	591,862
613	2.479%, 6/25/37	387,635
1,845	2.978%, 5/25/37	1,258,394
289	5.203%, 5/25/37	52,198
2,692	5.215%, 11/25/36	2,343,225
	JPMorgan Alternative Loan Trust, CMO (h),
890	2.851%, 5/25/36	610,351
523	5.50%, 11/25/36	525,206
4,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.633%, 3/18/51, CMO (a) (d) (f) (h)	4,324,283
	JPMorgan Mortgage Trust, CMO,
744	2.994%, 6/25/37 (h)	580,438
376	3.014%, 7/25/35 (h)	374,139
121	3.023%, 10/25/36 (h)	90,798
1,795	5.407%, 5/25/36 (h)	1,473,460
3,088	5.50%, 11/25/34 (l)	3,130,706
347	6.00%, 8/25/37	300,291
3,700	KGS Alpha SBA, 1.00%, 4/25/38, IO (a) (b) (d) (f) (m) (acquisition cost-$196,378; purchased 10/18/12)	196,251
	Landmark Mortgage Securities PLC, CMO (h),
€652	0.472%, 6/17/38	782,988
£1,710	0.873%, 6/17/38	2,563,337
	Lehman Mortgage Trust, CMO,
$4,575	6.00%, 5/25/37	4,280,283
936	6.477%, 4/25/36 (h)	910,356

PIMCO Corporate & Income Strategy Fund
20	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	MASTR Adjustable Rate Mortgage Trust, CMO (h),
$1,605	0.421%, 4/25/46	$1,066,514
922	0.894%, 1/25/47	493,830
1,309	3.332%, 10/25/34	1,061,683
	Morgan Stanley Mortgage Loan Trust, CMO,
3,677	2.899%, 7/25/35 (h)	2,828,554
667	3.171%, 1/25/35 (h)	46,075
1,173	5.75%, 12/25/35	956,980
841	6.00%, 8/25/37	786,127
6,200	Morgan Stanley Reremic Trust, zero coupon, 7/17/56, CMO, PO (a) (b) (d) (m) (acquisition cost-$5,517,453; purchased 4/6/11)	5,518,000
	Prime Mortgage Trust, CMO,
6,959	0.561%, 6/25/36 (h)	2,618,019
395	7.00%, 7/25/34	363,963
404	Prudential Securities Secured Financing Corp., 6.755%, 6/16/31, CMO (a) (d) (h)	403,624
2,000	RBSCF Trust, 5.223%, 8/16/48, CMO (a) (d) (h)	2,126,215
55	Regal Trust IV, 2.594%, 9/29/31, CMO (a) (d) (h)	51,138
	Residential Accredit Loans, Inc., CMO,
535	0.391%, 6/25/46 (h)	234,595
274	5.50%, 4/25/37	191,195
1,241	6.00%, 8/25/35	1,102,170
1,213	6.00%, 1/25/37	925,014
940	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	713,650
	Residential Funding Mortgage Securities I, CMO,
700	5.735%, 7/27/37 (h)	613,903
1,319	6.00%, 6/25/37	1,133,329
846	Salomon Brothers Mortgage Securities VII, Inc., 6.50%, 2/25/29, CMO	859,087
752	Sequoia Mortgage Trust, 2.872%, 1/20/38, CMO (h)	574,643
	Structured Adjustable Rate Mortgage Loan Trust, CMO (h),
53	2.824%, 8/25/34	49,835
2,589	5.066%, 11/25/36	2,385,560
2,439	5.356%, 1/25/36	1,743,394
	Structured Asset Mortgage Investments, Inc., CMO (h),
3,791	0.421%, 8/25/36	2,351,468
312	0.441%, 5/25/45	224,401
999	Structured Asset Securities Corp., 2.738%, 1/25/34, CMO (h)	990,712
809	Suntrust Adjustable Rate Mortgage Loan Trust, 5.708%, 10/25/37, CMO (h)	741,556
€170	Talisman Finance PLC, 0.41%, 4/22/17, CMO (h)	207,275
$629	TBW Mortgage-Backed Trust, 6.00%, 7/25/36, CMO	350,533
268	Wachovia Bank Commercial Mortgage Trust, 0.304%, 9/15/21, CMO (a) (d) (h)	260,594
5,000	WaMu Commercial Mortgage Securities Trust, 6.134%, 3/23/45, CMO (a) (d) (h)	4,442,183
	WaMu Mortgage Pass Through Certificates, CMO (h),
69	0.501%, 10/25/45	62,511
199	2.12%, 3/25/33	200,837
3,296	2.468%, 6/25/37	2,509,012
3,667	2.569%, 7/25/46	3,268,912
1,252	2.582%, 3/25/37	898,653
2,579	2.707%, 2/25/37	2,012,488
3,477	2.85%, 7/25/37	2,513,764
804	4.962%, 11/25/36	672,708
2,864	4.975%, 7/25/37	2,419,616
2,155	5.092%, 2/25/37	1,733,148

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PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

	Washington Mutual Alternative Mortgage Pass Through Certificates , CMO,
$1,091	0.998%, 10/25/46 (h)	$524,582
5,982	5.50%, 7/25/35	4,885,102
73	Washington Mutual MSC Mortgage Pass Through Certificates, 1.60%, 6/25/33, CMO (h)	55,196
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
998	0.711%, 7/25/37 (h)	809,589
73	2.613%, 9/25/36 (h)	61,231
73	2.635%, 10/25/36 (h)	58,940
171	2.724%, 4/25/36 (h)	152,021
2,040	3.045%, 9/25/36 (h)	1,688,743
99	5.50%, 1/25/36	38,556
2,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24, CMO (a) (d)	2,608,239

Total Mortgage-Backed Securities (cost-$185,727,079)		209,566,827

CORPORATE BONDS & NOTES – 46.3%

Aerospace/Defense – 0.5%
3,000	Colt Defense LLC, 8.75%, 11/15/17 (l)	2,070,000

Airlines – 3.4%
2,500	American Airlines, Inc., 10.50%, 10/15/12 (e)	2,775,000
940	American Airlines Pass Through Trust, 8.625%, 4/15/23	982,437
	Continental Airlines Pass Through Trust (l),
1,095	7.707%, 10/2/22	1,232,295
1,073	8.048%, 5/1/22	1,213,675
1,643	Delta Air Lines, Inc., 7.75%, 6/17/21 (l)	1,880,752
588	Northwest Airlines, Inc., 1.184%, 11/20/15, (MBIA) (h) (l)	582,014
	United Air Lines Pass Through Trust (l),
2,392	9.75%, 7/15/18	2,768,737
2,184	10.40%, 5/1/18	2,509,129

		13,944,039
Banking – 9.7%
3,900	Banco Continental SAECA, 8.875%, 10/15/17 (a) (b) (d) (m) (acquisition cost-$3,900,000; purchased 10/10/12)	4,095,000
£2,100	Barclays Bank PLC, 14.00%, 6/15/19 (g)	4,384,795
	BPCE S.A. (g),
€750	9.00%, 3/17/15	972,213
€350	9.25%, 4/22/15	449,116
€3,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20	4,207,145
$6,875	11.00%, 6/30/19 (a) (b) (d) (g) (l) (m) (acquisition cost-$7,023,725; purchased 5/29/09-6/4/09)	9,249,481
7,300	Discover Bank, 7.00%, 4/15/20 (l)	8,954,560
£1,200	DnB NOR Bank ASA, 6.012%, 3/29/17 (g)	1,961,673
$5,000	Regions Financial Corp., 7.75%, 11/10/14 (l)	5,525,000

		39,798,983
Construction & Engineering – 0.8%
3,636	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (l)	3,426,931

Consumer Products – 1.2%
5,540	Armored Autogroup, Inc., 9.25%, 11/1/18	4,792,100

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22	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

Energy – 0.5%
$2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a) (d) (l)	$1,974,000

Financial Services – 11.0%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d) (l)	1,357,000
	Ally Financial, Inc. (l),
1,850	6.75%, 12/1/14	1,990,030
5,000	8.30%, 2/12/15	5,613,750
	AngloGold Ashanti Holdings PLC (l),
300	5.375%, 4/15/20	315,995
800	6.50%, 4/15/40	792,179
2,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a) (b) (d) (l) (m) (acquisition cost-$1,986,160; purchased 10/14/09)	2,081,250
3,700	CIT Group, Inc., 5.25%, 4/1/14 (a) (d) (l)	3,857,250
	Credit Agricole S.A. (g),
£650	5.136%, 2/24/16	773,444
£500	7.589%, 1/30/20	673,740
£1,400	8.125%, 10/26/19	2,096,752
$5,000	HSBC Finance Corp., 6.676%, 1/15/21 (l)	5,921,660
	LBG Capital No.1 PLC,
£1,600	7.588%, 5/12/20	2,576,060
£400	7.869%, 8/25/20	647,759
£200	LBG Capital No.2 PLC, 15.00%, 12/21/19	429,257
$2,500	Morgan Stanley, 0.82%, 10/15/15 (h) (l)	2,412,025
	SLM Corp.,
€1,250	0.582%, 6/17/13 (h)	1,604,094
$150	0.615%, 1/27/14 (h)	147,531
220	3.858%, 6/15/13 (h)	219,976
200	3.858%, 12/15/13 (h)	200,638
975	5.00%, 10/1/13 (l)	1,011,563
100	5.375%, 1/15/13	100,668
1,000	5.375%, 5/15/14 (l)	1,051,286
1,000	8.00%, 3/25/20 (l)	1,163,120
4,700	8.45%, 6/15/18 (l)	5,609,121
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (g) (l)	2,525,000

		45,171,148
Healthcare & Hospitals – 0.8%
3,000	HCA, Inc., 6.50%, 2/15/20 (l)	3,322,500

Hotels/Gaming – 1.9%
1,600	MGM Resorts International, 9.00%, 3/15/20 (l)	1,792,000
5,647	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (b) (d) (l) (m) (acquisition cost-$5,703,100; purchased 6/12/08-10/8/08)	6,034,521

		7,826,521
Insurance – 3.5%
	American International Group, Inc.,
1,650	6.25%, 5/1/36 (l)	2,136,727
1,500	6.40%, 12/15/20 (l)	1,843,715
£546	6.765%, 11/15/17	1,034,191
$6,400	8.25%, 8/15/18 (l)	8,330,278
£550	8.625%, 5/22/68, (converts to FRN on 5/22/18)	1,054,427

		14,399,338

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PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

Machinery – 0.1%
$500	Maxim Crane Works L.P., 12.25%, 4/15/15 (a) (d) (l)	$515,000

Multi-Media – 0.1%
500	McClatchy Co., 11.50%, 2/15/17 (l)	540,000

Oil & Gas – 8.0%
	Anadarko Petroleum Corp. (l),
600	6.20%, 3/15/40	766,611
4,200	6.45%, 9/15/36	5,407,101
6,900	BP Capital Markets PLC, 4.75%, 3/10/19 (l)	8,118,761
958	Global Geophysical Services, Inc., 10.50%, 5/1/17 (l)	910,100
2,500	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (l)	3,192,252
4,700	NGPL PipeCo LLC, 9.625%, 6/1/19 (a) (b) (d) (l) (m) (acquisition cost-$4,700,000; purchased 5/22/12)	5,416,750
4,850	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a) (d) (l)	5,613,875
3,500	OGX Austria GmbH, 8.50%, 6/1/18 (a) (d)	3,071,250
	Pride International, Inc. (l),
200	6.875%, 8/15/20	257,355
200	7.875%, 8/15/40	303,092

		33,057,147
Paper & Forest Products – 0.6%
2,000	Weyerhaeuser Co., 7.375%, 3/15/32 (l)	2,547,664

Real Estate Investment Trust – 1.7%
1,000	Kilroy Realty L.P., 5.00%, 11/3/15 (l)	1,094,932
4,750	SL Green Realty Corp., 7.75%, 3/15/20 (l)	5,749,946

		6,844,878
Retail – 0.9%
2,837	CVS Pass Through Trust, 7.507%, 1/10/32 (a) (d) (l)	3,799,172

Telecommunications – 0.7%
2,000	Frontier Communications Corp., 9.00%, 8/15/31 (l)	2,145,000
500	Telecom Italia Capital S.A., 7.20%, 7/18/36	510,000

		2,655,000
Utilities – 0.9%
1,600	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a) (d) (l)	1,772,000
2,000	Energy Future Holdings Corp., 10.00%, 1/15/20 (l)	2,135,000

		3,907,000
Total Corporate Bonds & Notes (cost-$162,019,784)		190,591,421

U.S. GOVERNMENT AGENCY SECURITIES (I) – 26.8%

	Fannie Mae, MBS,
95	4.00%, 11/1/33	102,044
96	4.00%, 3/1/39	103,428
220	4.00%, 5/1/39	236,394
2,176	4.00%, 8/1/40	2,333,915
1,239	4.00%, 9/1/40	1,328,456
18,456	4.00%, 10/1/40	19,811,143
10,518	4.00%, 11/1/40	11,281,069
4,602	4.00%, 12/1/40	4,951,923
16,863	4.00%, 1/1/41	18,098,722
21,159	4.00%, 2/1/41	22,695,235

PIMCO Corporate & Income Strategy Fund
24	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

$15,409	4.00%, 3/1/41	$16,554,715
4,708	4.00%, 4/1/41	5,051,168
1,334	4.00%, 5/1/41	1,431,323
238	4.00%, 6/1/41	254,854
1,760	4.00%, 7/1/41	1,899,911
3,894	4.00%, 8/1/41	4,177,782

Total U.S. Government Agency Securities (cost-$103,733,712)		110,312,082

ASSET-BACKED SECURITIES – 17.6%

516	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	426,132
1,476	Accredited Mortgage Loan Trust, 0.391%, 4/25/36 (h)	1,321,550
620	ACE Securities Corp., 0.611%, 8/25/45 (h)	601,430
	Advanta Business Card Master Trust (b) (h),
45	0.461%, 6/20/14	42,659
45	0.461%, 12/22/14	42,659
	Asset-Backed Funding Certificates (h),
16	0.771%, 10/25/33	12,653
1,894	1.036%, 8/25/33	1,705,715
1,658	Associates Manufactured Housing Pass Through Certificatess, 7.15%, 3/15/28 (h)	1,965,883
	Bear Stearns Asset-Backed Securities Trust (h),
1,610	0.711%, 9/25/34	1,283,189
1,567	3.168%, 7/25/36	364,663
22	Bear Stearns Second Lien Trust, 0.431%, 12/25/36 (a) (d) (h)	21,866
3,855	Bombardier Capital Mortgage Securitization Corp., 7.83%, 6/15/30 (h)	2,409,243
	Conseco Finance Securitizations Corp.,
1,490	7.77%, 9/1/31	1,536,304
598	7.96%, 5/1/31	495,863
308	7.97%, 5/1/32	221,062
3,534	8.06%, 5/1/31	2,630,281
	Conseco Financial Corp.,
262	6.22%, 3/1/30	287,946
287	6.33%, 11/1/29 (h)	305,246
2,017	6.53%, 2/1/31 (h)	1,944,629
131	6.86%, 3/15/28	137,946
461	7.05%, 1/15/27	481,469
929	7.14%, 3/15/28	1,021,284
630	7.24%, 6/15/28 (h)	676,652
559	7.40%, 6/15/27	586,035
2	7.65%, 10/15/27 (h)	2,422
	Countrywide Asset-Backed Certificates (h),
25	0.361%, 3/25/47	19,671
1,263	0.551%, 12/25/36 (a) (d)	610,995
888	0.601%, 11/25/34	856,811
854	0.771%, 8/25/32	599,585
208	4.693%, 10/25/35	193,444
532	Countrywide Home Equity Loan Trust, 0.564%, 3/15/29 (h)	518,582
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (h)	1,108,091
723	GSAMP Trust, 0.511%, 5/25/36 (a) (d) (h)	711,085
53	Home Equity Asset Trust, 2.611%, 10/25/33 (h)	37,650
	Indymac Residential Asset-Backed Trust (h),
18,750	0.451%, 4/25/47	7,445,409
6,500	0.531%, 4/25/47	3,389,451

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PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value

$13	JPMorgan Mortgage Acquisition Corp., 0.291%, 8/25/36 (h)	$4,355
	Long Beach Mortgage Loan Trust (h),
1,290	0.371%, 10/25/36	499,410
591	2.686%, 3/25/32	469,533
2,955	Loomis Sayles CBO, 0.544%, 10/26/20 (a) (d) (h)	2,850,853
421	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	422,022
7,355	Merrill Lynch First Franklin Mortgage Loan Trust, 0.451%, 5/25/37 (h)	3,767,029
2,111	Merrill Lynch Mortgage Investors, Inc., 0.711%, 6/25/36 (h)	1,702,802
1,661	Morgan Stanley Dean Witter Capital I, 1.636%, 2/25/33 (h)	1,575,056
	Oakwood Mortgage Investors, Inc.,
37	0.444%, 5/15/13 (h)	29,276
408	8.00%, 10/15/26	409,079
	Option One Mortgage Loan Trust,
3	0.331%, 2/25/38 (h)	2,582
71	5.662%, 1/25/37	49,273
4,765	Origen Manufactured Housing, 7.65%, 3/15/32	5,109,596
3,432	Ownit Mortgage Loan Trust, 5.29%, 12/25/36	1,753,752
	Residential Asset Mortgage Prodcuts, Inc.,
22	4.02%, 4/25/33 (h)	21,006
717	5.22%, 7/25/34 (h)	642,764
1,712	5.86%, 11/25/33	1,673,475
	Residential Asset Securities Corp., (h),
25	0.401%, 3/25/36	25,198
29	4.47%, 3/25/32	29,042
516	Securitized Asset-Backed Receivables LLC Trust, 0.441%, 2/25/37 (h)	215,506
54,315	South Coast Funding, 0.611%, 1/6/41 (a) (b) (d) (f) (h) (m) (acquisition cost-$11,643,737; purchased 8/16/12)	11,934,811
31	Specialty Underwriting & Residential Finance, 0.461%, 9/25/36 (h)	30,804
879	Structured Asset Securities Corp., 0.511%, 6/25/35 (h)	697,730
3,155	Talon Funding Ltd., 0.904%, 6/5/35 (a) (d) (f) (h)	2,113,402
741	UCFC Home Equity Loan, 7.75%, 4/15/30 (h)	543,780

Total Asset-Backed Securities (cost-$63,899,378)		72,587,691

SOVEREIGN DEBT OBLIGATIONS – 5.4%

Brazil – 0.4%
	Brazil Notas do Tesouro Nacional , Ser. F,
BRL100	10.00%, 1/1/13	49,521
BRL363	10.00%, 1/1/14	183,893
BRL2,984	10.00%, 1/1/17	1,548,350

		1,781,764
Philippines – 1.6%
$5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19 (l)	6,537,500

Turkey – 3.4%
TRY22,524	Turkey Government Bond, 3.00%, 1/6/21 (i)	13,765,592

Total Sovereign Debt Obligations (cost-$20,256,943)		22,084,856

PIMCO Corporate & Income Strategy Fund
26	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2012 (continued)

Shares		Value
CONVERTIBLE PREFERRED STOCK – 4.7%

Financial Services – 4.4%
14,500	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g)	$18,125,000

Utilities – 0.3%
25,500	PPL Corp., 9.50%, 7/1/13	1,385,415

Total Convertible Preferred Stock (cost-$10,478,225)		19,510,415

Principal Amount (000s)

SENIOR LOANS (a) (c) – 4.0%

Computer Services – 0.0%
$78	First Data Corp., 2.961%, 9/24/14, Term B1	77,735

Financial Services – 3.1%
13,000	Springleaf Finance Corp., 5.50%, 5/10/17	12,837,500

Hotels/Gaming – 0.4%
1,500	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b) (m) (acquisition cost-$1,445,625; purchased 5/1/12-7/10/12)	1,500,000

Oil & Gas – 0.1%
476	Petroleum Export, 3.379%, 12/20/12, Term B	443,145

Printing/Publishing – 0.1%
515	Tribune Co., 5.00%, 6/4/24, Term X (b) (e) (m) (acquisition cost-$499,096; purchased 11/30/07-2/27/09)	393,487

Utilities – 0.3%
1,913	Texas Competitive Electric Holdings Co. LLC, 4.719%, 10/10/17	1,243,574

Total Senior Loans (cost-$16,490,787)		16,495,441

CONVERTIBLE BONDS – 1.0%

Real Estate Investment Trust – 1.0%
3,800	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a) (d) (cost-$3,779,227)	4,225,125

MUNICIPAL BONDS – 0.7%

California – 0.1%
540	Statewide Communities Dev. Auth. Rev., Lancer Student Housing Project, 9.50%, 6/1/14, Ser. B	557,615

West Virginia – 0.6%
2,975	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	2,373,574

Total Municipal Bonds (cost-$3,393,533)		2,931,189

Shares

PREFERRED STOCK – 0.2%

Financial Services – 0.2%
	SLM Corp. , CPI-Linked MTN, Ser. A (p),
32,400	3.408%, 3/15/17	798,984
8,500	4.041%, 1/16/18	202,725

Total Preferred Stock (cost-$460,125)		1,001,709

PIMCO Corporate & Income Strategy Fund
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PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2012 (continued)

Principal Amount (000s)		Value
U.S. TREASURY OBLIGATIONS – 0.0%

$100	U.S. Treasury Notes, 2.375%, 8/31/14 (cost-$102,290)	$103,813

Shares

WARRANTS – 0.0%

Construction & Engineering – 0.0%
3,575	Alion Science and Technology Corp., expires 11/1/14 (a) (d) (f) (k) (cost-$36)	36

Principal Amount (000s)

SHORT-TERM INVESTMENTS – 7.6%

U.S. Treasury Obligations (j) (o) – 4.3%
$17,801	U.S. Treasury Bills, 0.169%-0.189%, 5/2/13-10/17/13 (cost-$17,773,693)	17,776,792

Repurchase Agreements – 3.3%
7,400	Citigroup Global Markets, Inc., dated 10/31/12, 0.30%, due 11/1/12, proceeds $7,400,062; collateralized by U.S., Treasury Notes, 0.25%, due 8/15/15, valued at $7,547,989 including accrued interest	7,400,000
5,500	Morgan Stanley & Co., dated 10/31/12, 0.33%, due 11/1/12, proceeds $5,500,050; collateralized by Fannie Mae, 1.06%, due 10/12/17, valued at $5,629,383 including accrued interest	5,500,000
558	State Street Bank & Trust Co., dated 10/31/12, 0.01%, due 11/1/12, proceeds $558,000; collateralized by Fannie Mae, 2.26%, due 10/17/22, valued at $572,867 including accrued interest	558,000

Total Repurchase Agreements (cost-$13,458,000)		13,458,000

Total Short-Term Investments (cost-$31,231,693)		31,234,792
Total Investments (cost-$601,572,812) – 165.2%		680,645,397

Liabilities in excess of other assets – (65.2)%		(268,669,749)

Net Assets – 100.0%		$411,975,648

PIMCO Corporate & Income Strategy Fund
28	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Schedules of Investments

October 31, 2012 (continued)

(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $216,642,699 and $125,470,037, representing 25.3% of total investments and 30.5% of net assets in Corporate & Income Strategy and Income Opportunity, respectively.

(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Funds are ordinarily contractually obligated to receive approval from the agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2012.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.
(f)	Fair-Valued–Securities with an aggregate value of $18,863,608, representing 4.6% of net assets in Income Opportunity. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(h)	Variable or Floating Rate Security–Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on October 31, 2012.
(i)	Inflationary Bonds–Principal amount of security is adjusted for inflation/deflation.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(k)	Non-income producing.
(l)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(m)

Restricted. The aggregate acquisition cost of such securities is $88,202,867 and $44,939,348 in Corporate & Income Strategy and Income Opportunity, respectively. The aggregate market value is $112,050,164 and $48,633,857, representing 13.1% of total investments and 11.8% of net assets in Corporate & Income Strategy and Income Opportunity, respectively.

(n)	Dividend rate is fixed until the first call date and variable thereafter.
(o)	Rates reflect the effective yields at purchase date.
(p)	Floating Rate. The rate disclosed reflects the rate in effect on October 31, 2012.

Glossary:
BRL	-	Brazilian Real
	£-	British Pound
CAD	-	Canadian Dollar
CBO	-	Collateralized Bond Obligation
CMO	-	Collateralized Mortgage Obligation
CP	-	Certificates of Participation
CPI	-	Consumer Price Index
	€-	Euro
FRN	-	Floating Rate Note
GO	-	General Obligation Bond
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
MTN	-	Medium Term Notes
MXN	-	Mexican Peso
PIK	-	Payment-in-Kind
PO	-	Principal Only
TRY	-	Turkish Lira

PIMCO Corporate & Income Strategy Fund
See accompanying Notes to Financial Statements. | 10.31.12 | PIMCO Income Opportunity Fund Annual Report	29

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Statements of Assets and Liabilities

October 31, 2012

	Corporate & Income Strategy	Income Opportunity
Assets:
Investments, at value (cost-$656,712,976 and $588,114,812, respectively)	$772,087,450	$667,187,397
Repurchase agreements, at cost and value	83,454,000	13,458,000
Cash (including foreign currency, at value, of $41,825 and $55,788 with a cost of $42,568 and $55,922, respectively)	41,825	56,554
Interest and dividends receivable	12,668,834	5,681,672
Unrealized appreciation of forward foreign currency contracts	326,103	227,861
Unrealized appreciation of OTC swaps	151,769	6,127,731
Receivable from broker	50,268	–
Swap premiums paid	4,587	358,731
Prepaid expenses	38,099	13,310
Total Assets	868,822,935	693,111,256

Liabilities:
Payable for reverse repurchase agreements	90,671,000	257,234,000
Dividends payable to common and preferred shareholders	4,276,925	2,809,597
Investment management fees payable	487,755	568,575
Payable to brokers for cash collateral received	280,000	610,000
Unrealized depreciation of forward foreign currency contracts	189,961	414,640
Interest payable for reverse repurchase agreements	95,407	183,121
Payable to custodian for overdrafts	591	–
Interest payable for cash collateral received	14	5,993
Swap premiums received	–	18,951,641
Unrealized depreciation of OTC swaps	–	170,204
Payable for terminated swaps	–	24,694
Accrued expenses	338,028	163,143
Total Liabilities	96,339,681	281,135,608
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 6,760 shares issued and outstanding for Corporate & Income Strategy)	169,000,000	–
Net Assets Applicable to Common Shareholders	$603,483,254	$411,975,648

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$380	$148
Paid-in-capital in excess of par	538,591,890	338,150,484
Undistributed net investment income	6,539,729	5,934,402
Accumulated net realized loss	(57,323,978)	(16,966,790)
Net unrealized appreciation of investments, swaps and foreign currency transactions	115,675,233	84,857,404
Net Assets Applicable to Common Shareholders	$603,483,254	$411,975,648
Common Shares Issued and Outstanding	37,965,980	14,787,350
Net Asset Value Per Common Share	$15.90	$27.86

PIMCO Corporate & Income Strategy Fund
30	PIMCO Income Opportunity Fund Annual Report | 10.31.12 | See accompanying Notes to Financial Statements.

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Statements of Operations

Year ended October 31, 2012

	Corporate & Income Strategy	Income Opportunity
Investment Income:
Interest	$62,854,536	$45,641,055
Dividends	3,349,918	1,259,261
Facility and other fee income	249,734	937
Total Investment Income	66,454,188	46,901,253

Expenses:
Investment management fees	5,304,067	6,314,223
Interest expense	951,034	1,565,822
Custodian and accounting agent fees	218,046	171,429
Auction agent fees and commissions	185,118	–
Shareholder communications	118,340	83,442
Audit and tax services	105,789	83,915
Trustees’ fees and expenses	60,035	31,363
Transfer agent fees	45,904	41,991
Legal fees	43,323	136,061
New York Stock Exchange listing fees	30,478	21,448
Insurance expense	18,806	12,620
Miscellaneous expense	28,816	8,840
Total Expenses	7,109,756	8,471,154

Net Investment Income	59,344,432	38,430,099

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	33,255,004	(1,967,800)
Futures contracts	386,028	–
Swaps	175,393	(140,780)
Foreign currency transactions	1,280,916	989,816
Net change in unrealized appreciation/depreciation of: Investments	57,579,934	50,683,650
Swaps	118,397	5,752,190
Securities sold short	–	41,709
Foreign currency transactions	(49,190)	(995,856)
Net realized and change in unrealized gain on investments, futures contracts, swaps, securities sold short and foreign currency transactions	92,746,482	54,362,929
Net Increase in Net Assets Resulting from Investment Operations	152,090,914	92,793,028
Dividends on Preferred Shares from Net Investment Income	(202,155)	–

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$151,888,759	$92,793,028

PIMCO Corporate & Income Strategy Fund
See accompanying Notes to Financial Statements. | 10.31.12 | PIMCO Income Opportunity Fund Annual Report	31

PIMCO Corporate & Income Strategy Fund
Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended October 31,
	2012	2011
Investment Operations:
Net investment income	$59,344,432	$64,516,502
Net realized gain (loss) on investments, futures contracts, swaps and foreign currency transactions	35,097,341	(8,476,823)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	57,649,141	(62,074,709)
Net increase (decrease) in net assets resulting from investment operations	152,090,914	(6,035,030)

Dividends on Preferred Shares from Net Investment Income	(202,155)	(296,944)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	151,888,759	(6,331,974)

Dividends to Common Shareholders from Net Investment Income	(68,170,695)	(62,855,560)

Common Share Transactions:
Reinvestment of dividends and distributions	4,724,215	4,265,417
Total increase (decrease) in net assets applicable to common shareholders	88,442,279	(64,922,117)

Net Assets Applicable to Common Shareholders:
Beginning of year	515,040,975	579,963,092
End of year (including undistributed net investment income of $6,539,729 and $15,943,605, respectively)	$603,483,254	$515,040,975

Common Shares Issued in Reinvestment of Dividends	302,883	276,507

PIMCO Corporate & Income Strategy Fund
32	PIMCO Income Opportunity Fund Annual Report | 10.31.12 | See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund

Statements of Changes in Net Assets

	Year ended October 31,
	2012	2011
Investment Operations:
Net investment income	$38,430,099	$47,299,839
Net realized gain (loss) on investments, swaps, securities sold short and foreign currency transactions	(1,118,764)	18,047,701
Net change in unrealized appreciation/depreciation of investments, swaps, securities sold short and foreign currency transactions	55,481,693	(50,488,903)
Net increase in net assets resulting from investment operations	92,793,028	14,858,637

Dividends to Shareholders from Net Investment Income	(44,988,180)	(49,267,669)

Share Transactions:
Reinvestment of dividends and distributions	4,262,182	2,587,672
Total increase (decrease) in net assets	52,067,030	(31,821,360)

Net Assets:
Beginning of year	359,908,618	391,729,978
End of year (including undistributed net investment income of $5,934,402 and $11,464,426, respectively)	$411,975,648	$359,908,618

Shares Issued in Reinvestment of Dividends	167,042	97,810

PIMCO Corporate & Income Strategy Fund
See accompanying Notes to Financial Statements. | 10.31.12 | PIMCO Income Opportunity Fund Annual Report	33

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Statements of Cash Flows

Year ended October 31, 2012

	Corporate & Income Strategy	Income Opportunity
Decrease in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$152,090,914	$92,793,028

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(232,282,004)	(349,932,510)
Proceeds from sales of long-term investments	329,686,008	373,971,445
Purchases of short-term portfolio investments, net	(58,340,753)	(15,485,605)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps, securities sold short and foreign currency transactions	(57,649,141)	(55,481,693)
Net realized (gain) loss on investments, futures contracts, swaps and foreign currency transactions	(35,097,341)	1,118,764
Net amortization/accretion on investments	(1,462,130)	(4,090,792)
Payments for securities sold short	–	(22,544,007)
Decrease in receivable for investments sold	–	22,789,256
(Increase) decrease in interest and dividends receivable	1,610,757	(347,578)
Proceeds from futures contracts transactions	386,028	–
Increase in receivable to broker	(15,709)	–
(Increase) decrease in prepaid expenses	(1,362)	594
Decrease in payable for investments purchased	–	(1,899,416)
Decrease in payable to brokers for cash collateral received	(705,000)	(320,000)
Net cash provided by swap transactions	22,556	13,970,214
Net cash provided by foreign currency transactions	1,309,281	424,105
Increase in investment management fees payable	67,072	25,812
Decrease in interest payable for reverse repurchase agreements	(75,920)	(46,621)
Increase (decrease) in interest payable for securities sold short and cash collateral received	14	(239,264)
Decrease in accrued expenses	(44,761)	(2,533)
Net cash provided by operating activities*	99,498,509	54,703,199

Cash Flows used for Financing Activities:
Decrease in payable for reverse repurchase agreements	(36,354,000)	(19,882,694)
Increase in payable to custodian for overdrafts	591	–
Cash dividends paid (excluding reinvestment of dividends of $4,724,215 and $4,262,182, respectively)	(63,375,688)	(40,694,260)
Net cash used for financing activities	(99,729,097)	(60,576,954)
Net decrease in cash	(230,588)	(5,873,755)
Cash and foreign currency, at beginning of year	272,413	5,930,309
Cash and foreign currency, at end of year	$41,825	$56,554

*

Included in operating expenses is cash paid by Corporate & Income Strategy and Income Opportunity for interest primarily related to participation in reverse repurchase agreement transactions of $1,026,940 and $1,851,707, respectively.

PIMCO Corporate & Income Strategy Fund
34	PIMCO Income Opportunity Fund Annual Report | 10.31.12 | See accompanying Notes to Financial Statements.

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
October 31, 2012

1. Organization and Significant Accounting Policies

PIMCO Corporate & Income Strategy Fund (“Corporate & Income Strategy”) and PIMCO Income Opportunity Fund (“Income Opportunity”), each a “Fund” and collectively the “Funds”, were organized as Massachusetts business trusts on October 17, 2001 and September 12, 2007, respectively. Prior to commencing operations on December 21, 2001 and November 30, 2007, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified and non-diversified, respectively, closed-end management investment companies registered under the Investment Company Act of 1940; as amended, and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Corporate & Income Strategy’s primary investment objective is to seek high current income with capital preservation and capital appreciation as secondary objectives by investing at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, and income-producing securities of non-corporate issuers such as U.S. Government securities, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis.

Income Opportunity’s primary investment objective is to seek current income as a primary focus and also capital appreciation. Under normal market conditions, Income Opportunity will seek to achieve its objective by investing in a global portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, bank loans and related instruments, convertible securities and income-producing securities of U.S. and foreign issuers, including emerging market issuers.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser, an affiliate of the Investment Manager. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes,

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	35

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
October 31, 2012

1. Organization and Significant Accounting Policies (continued)

events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be reliable of fair value, the Sub Adviser may elect to obtain market quotations (“broker quotes”) directly from a broker dealer.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

PIMCO Corporate & Income Strategy Fund
36	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
October 31, 2012

1. Organization and Significant Accounting Policies (continued)

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	37

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
October 31, 2012

1. Organization and Significant Accounting Policies (continued)

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the year ended October 31, 2012 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at October 31, 2012 in valuing Corporate & Income Strategy’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(b) and 5(c) for more detailed information on Investments in Securities and Other Financial Instruments):

Corporate & Income Strategy:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	–	$7,502,811	$7,502,811
Energy	–	–	215,000	215,000
All Other	–	$491,982,825	–	491,982,825
Mortgage-Backed Securities	–	140,630,897	591,933	141,222,830
Municipal Bonds	–	60,204,914	–	60,204,914

PIMCO Corporate & Income Strategy Fund
38	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements
October 31, 2012

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/12
Preferred Stock:
Banking	–	$1,621,136	–	$1,621,136
Real Estate Investment Trust	–	3,009,693	–	3,009,693
All Other	$23,886,780	–	–	23,886,780
Senior Loans	–	19,750,000	–	19,750,000
Convertible Preferred Stock	15,344,878	–	–	15,344,878
Asset-Backed Securities	–	7,346,583	–	7,346,583
Repurchase Agreements	–	83,454,000	–	83,454,000

Total Investments in Securities – Assets	$39,231,658	$808,000,048	$8,309,744	$855,541,450
Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	326,103	–	326,103
Interest Rate Contracts	–	151,769	–	151,769
Total Other Financial Instruments* – Assets	–	$477,872	–	$477,872
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	$(189,961)	–	$(189,961)
Total Investments	$39,231,658	$808,287,959	$8,309,744	$855,829,361

At October 31, 2012, $14,429,280 was transferred from Level 2 to Level 1 due to the availability of a quoted price in an active market.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Corporate & Income Strategy for the year ended October 31, 2012, was as follows:

Corporate & Income Strategy:

	Beginning Balance 10/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 10/31/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$8,183,459	–	$(899,096)	$(2,176)	$(3,004)	$223,628	–	–	$7,502,811
Energy	2,494,000	–	(2,169,268)†	2,427	–	(112,159)	–	–	215,000
Financial Services	1,782,000	–	(1,611,500)	3	(1,686,164)	1,515,661			–
Transportation	673,746	–	(666,250)	(559)	(4,401)	(2,536)	–	–	–
Mortgage-Backed Securities	432,166	–	(631,216)	(46,283)	532,627	304,639	–	–	591,933
Total Investments	$13,565,371	–	$(5,977,330)	$(46,588)	$(1,160,942)	$1,929,233	–	–	$8,309,744

†  Reduction of cost due to corporate action.

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	39

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

The following table presents additional information about valuation techniques and inputs used for investments in Corporate & Income Strategy that are measured at fair value and categorized within Level 3 at October 31, 2012:

Corporate & Income Strategy:

	Ending Balance at 10/31/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investment in Securities – Assets
Corporate Bonds & Notes	$7,502,811	Third-Party Pricing Vendor	Single Broker Quote	$98.50 – $114.88
Corporate Bonds & Notes	215,000	Direct Broker Quote	Single Broker Quote	$5.00
Mortgage-Backed Securities	591,933	Third-Party Pricing Vendor	Single Broker Quote	$13.65 – $18.65
Total Investments	$8,309,744

A summary of the inputs used at October 31, 2012 in valuing Income Opportunity’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes 5(a) and 5(c) for more detailed information on Investments in Securities and Other Financial Instruments):

Income Opportunity:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 10/31/12
Investments in Securities – Assets
Mortgage-Backed Securities	–	$199,233,468	$10,333,359	$209,566,827
Corporate Bonds & Notes:
Airlines	–	3,357,014	10,587,025	13,944,039
All Other	–	176,647,382	–	176,647,382
U.S. Government Agency Securities	–	110,312,082	–	110,312,082
Asset-Backed Securities	–	58,539,478	14,048,213	72,587,691
Sovereign Debt Obligations	–	22,084,856	–	22,084,856
Convertible Preferred Stock	$19,510,415	–	–	19,510,415
Senior Loans:
Hotels/Gaming	–	–	1,500,000	1,500,000
All Other	–	14,995,441	–	14,995,441
Convertible Bonds	–	4,225,125	–	4,225,125
Municipal Bonds	–	2,931,189	–	2,931,189
Preferred Stock	1,001,709	–	–	1,001,709
U.S. Treasury Obligations	–	103,813	–	103,813
Warrants	–	–	36	36
Short-Term Investments	–	31,234,792	–	31,234,792
Total Investments in Securities – Assets	$20,512,124	$623,664,640	$36,468,633	$680,645,397
Other Financial Instruments* – Assets
Credit Contracts	–	$6,127,731	–	$6,127,731
Foreign Exchange Contracts	–	227,861	–	227,861
Total Other Financial Instruments* – Assets	–	$6,355,592	–	$6,355,592
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(170,204)	–	$(170,204)
Foreign Exchange Contracts	–	(414,640)	–	(414,640)
Total Other Financial Instruments* – Liabilities	–	$(584,844)	–	$(584,844)
Total Investments	$20,512,124	$629,435,388	$36,468,633	$686,416,145

PIMCO Corporate & Income Strategy Fund
40	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

At October 31, 2012, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Income Opportunity for the year ended October 31, 2012, was as follows:

Income Opportunity:

	Beginning Balance 10/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 10/31/12
Investments in Securities – Assets
Mortgage-Backed Securities	$5,155,255	$722,846	$(31,446)	$72	–	$162,349	$4,324,283	–	$10,333,359
Corporate Bonds & Notes:
Airlines	11,892,383	–	(1,311,813)	23,095	$21,947	543,427	–	$(582,014)	10,587,025
Asset-Backed Securities	–	14,332,348	(1,169,787)	114,597	529,718	241,337	–	–	14,048,213
Senior Loans:
Hotels/Gaming	–	1,445,625	–	4,967	–	49,408	–	–	1,500,000
Warrants	–	36	–	–	–	–	–	–	36
Total Investments in Securities – Assets	$17,047,638	$16,500,855	$(2,513,046)	$142,731	$551,665	$996,521	$4,324,283	$(582,014)	$36,468,633
Other Financial Instruments* – Assets
Credit Contracts	$(9,932)	–	–	–	–	$76,872	–	$(66,940)	–
Total Investments	$17,037,706	$16,500,855	$(2,513,046)	$142,731	$551,665	$1,073,393	$4,324,283	$(648,954)	$36,468,633

The following table presents additional information about valuation techniques and inputs used for investments in Income Opportunity that are measured at fair value and categorized within Level 3 at October 31, 2012:

Income Opportunity:

	Ending Balance at 10/31/12	Valuation Techniques Used	Unobservable Inputs	Input Values
Investment in Securities – Assets
Mortgage-Backed Securities	$4,324,283	Benchmark Pricing	Security Price Reset	$108.11
Mortgage-Backed Securities	491,076	Market Comparable Security	Security Price Reset	$0.56 – $5.30
Mortgage-Backed Securities	5,518,000	Third-Party Pricing Vendor	Single Broker Quote	$89
Corporate Bonds & Notes	10,587,025	Third-Party Pricing Vendor	Single Broker Quote	$104.50 – $115.75
Asset-Backed Securities	14,048,213	Benchmark Pricing	Security Price Reset	$21.97 – $66.99
Senior Loans	1,500,000	Third-Party Pricing Vendor	Single Broker Quote	$100
Warrants	36	Original Cost	Market Price Fluctuation	$0.01
Total Investments	$36,468,633

*

Other financial instruments are derivatives not reflected in the Schedules of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	41

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

**	Transferred out of Level 2 into Level 3 because evaluated price from a third-party pricing vendor was not available.
***	Transferred out of Level 3 into Level 2 because evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments, which Corporate & Income Strategy Fund and Income Opportunity Fund held at October 31, 2012, was $(1,715,733) and $1,534,873, respectively.

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility Fees and other fees (such as origination fees) received at the settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees (such as origination fees) received after the settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at October 31, 2012. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

Corporate & Income Strategy declares dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. Income Opportunity declares dividends from net investment income and net short-term capital gains, if any, from the sale of portfolio securities and other sources to common shareholders monthly. Distributions of net long-term realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or

PIMCO Corporate & Income Strategy Fund
42	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns they obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S.

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	43

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

1. Organization and Significant Accounting Policies (continued)

Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(m) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(n) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

(o) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

PIMCO Corporate & Income Strategy Fund
44	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

2. Principal Risks (continued)

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	45

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

2. Principal Risks (continued)

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to a Fund’s performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Corporate & Income Strategy had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for bankruptcy protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Funds’ Statements of Operations. The remaining balances due, if any, from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

3. Financial Derivative Instruments (continued)

the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

3. Financial Derivative Instruments (continued)

If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed later in the Notes to Financial Statements (see 5(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

3. Financial Derivative Instruments (continued)

referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2012 for which the Funds are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at October 31, 2012:

Corporate & Income Strategy:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$151,769	–	–	$151,769
Unrealized appreciation of forward foreign currency contracts	–	–	$326,103	326,103
Total asset derivatives	$151,769	–	$326,103	$477,872

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

3. Financial Derivative Instruments (continued)

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total

Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	–	–	$(189,961)	$(189,961)

Income Opportunity:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	–	$6,127,731	–	$6,127,731
Unrealized appreciation of forward foreign currency contracts	–	–	$227,861	227,861
Total asset derivatives	–	$6,127,731	$227,861	$6,355,592

Liability derivatives:
Unrealized depreciation of OTC swaps	–	$(170,204)	–	$(170,204)
Unrealized depreciation of forward foreign currency contracts	–	–	$(414,640)	(414,640)
Total liability derivatives	–	$(170,204)	$(414,640)	$(584,844)

The effect of derivatives on the Statements of Operations for the year ended October 31, 2012:

Corporate & Income Strategy:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$386,028	–	–	$386,028
Swaps	(109,949)	$285,342	–	175,393
Foreign currency transactions (forward foreign currency contracts)	–	–	$1,482,393	1,482,393
Total net realized gain (loss)	$276,079	$285,342	$1,482,393	$2,043,814

Net change in unrealized appreciation/depreciation of:
Swaps	$151,769	$(33,372)	–	$118,397
Foreign currency transactions (forward foreign currency contracts)	–	–	$(77,555)	(77,555)
Total net change in unrealized appreciation/depreciation	$151,769	$(33,372)	$(77,555)	$40,842

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

3. Financial Derivative Instruments (continued)

Income Opportunity:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(235)	–	–	$(235)
Swaps	(1,493,936)	$1,353,156	–	(140,780)
Foreign currency transactions (forward foreign currency contracts)	–	–	$1,149,841	1,149,841
Total net realized gain (loss)	$(1,494,171)	$1,353,156	$1,149,841	$1,008,826

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$235	–	–	$235
Swaps	417,206	$5,334,984	–	5,752,190
Foreign currency transactions (forward foreign currency contracts)	–	–	$(430,145)	(430,145)
Total net change in unrealized appreciation/depreciation	$417,441	$5,334,984	$(430,145)	$5,322,280

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended October 31, 2012:

	Options	Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)	Interest Rate Swap
	Purchased (2)	Purchased	Sold	Sell	Agreements (2)
Corporate & Income Strategy	–	$31,850,247	$72,697,163	$6,800	$22,240
Income Opportunity	$400	22,090,142	59,351,175	61,866	6,520
	–	–	–	€1,200	–

(1)  U.S. $ value on origination date

(2)  Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of Corporate & Income Strategy’s average daily net assets, inclusive of net assets attributable to any Preferred Shares outstanding, and 1.00% of Income Opportunity’s average daily total managed assets. For Income Opportunity, total managed assets refers to total assets (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

PIMCO Corporate & Income Strategy Fund
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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

5. Investments in Securities

For the year ended October 31, 2012, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Corporate & Income Strategy	–	–	$232,282,004	$337,763,538
Income Opportunity	$240,727,204	$272,564,562	108,608,001	117,232,028

(a) OTC credit default swap agreements outstanding at October 31, 2012:

Sell protection swap agreements:

Income Opportunity:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Market Value (2)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Dow Jones CDX HY-9 5-Year Index 35-100%	$9,418	0.07%	12/20/12	1.44%	$33,744	–	$33,744
MetLife	6,200	1.31	9/20/15	1.00	(47,676)	$(416,629)	368,953
SLM	4,150	0.72	12/20/13	5.00	226,537	(508,375)	734,912
Barclays Bank:
Gazprom	1,250	2.14	12/20/17	1.90	(5,555)	–	(5,555)
VTB Capital	1,250	3.08	12/20/17	2.34	(32,455)	–	(32,455)
Citigroup:
J.C. Penney	5,000	7.42	9/20/17	5.00	(445,310)	(650,000)	204,690
Majapahit Holding	3,000	2.25	12/20/17	2.65	66,940	–	66,940
Republic of Indonesia	3,000	1.31	12/20/17	2.14	130,936	–	130,936
SLM	4,150	0.72	12/20/13	5.00	226,537	358,731	(132,194)
Credit Suisse First Boston:
Nokia Oyj	€1,000	8.81	6/20/17	5.00	(168,436)	(189,375)	20,939
Nokia Oyj	€2,000	8.97	9/20/17	5.00	(362,641)	(431,885)	69,244
TNK	$1,500	2.16	12/20/17	3.15	89,486	–	89,486
Deutsche Bank:
SLM	900	0.72	12/20/13	5.00	49,129	(126,000)	175,129
Royal Bank of Scotland:
Markit ABX.HE Index AAA. 06-1	9,445	2.44	7/25/45	0.18	(561,941)	(944,457)	382,516
Markit ABX.HE Index AA. 06-1	19,517	8.17	7/25/45	0.32	(8,386,150)	(11,469,085)	3,082,935
Markit ABX.HE Index AAA. 07-1	8,517	9.67	8/25/37	0.09	(3,448,528)	(4,215,835)	767,307

					$(12,635,383)	$(18,592,910)	$5,957,527

(1)

This represents the maximum potential amount the Fund could be required to make available as seller of credit protection or receive as buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap,

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

5. Investments in Securities (continued)

represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) OTC interest rate swap agreements outstanding at October 31, 2012:

Corporate & Income Strategy:			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Upfront Premiums Paid	Unrealized Appreciation
Bank of America	$111,200	3/20/20	3-Month USD-LIBOR	1.65%	$156,356	$4,587	$151,769

LIBOR—London Inter-Bank Offered Rate

(c) Forward foreign currency contracts outstanding at October 31, 2012:

Corporate & Income Strategy:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
111,331 Brazilian Real settling 12/4/12	HSBC Bank	$54,361	$54,595	$234
164,216 Brazilian Real settling 2/4/13	UBS	80,000	79,858	(142)
8,310,000 British Pound settling 11/2/12	Citigroup	13,367,150	13,410,255	43,105
10,947,000 British Pound settling 11/2/12	Goldman Sachs	17,560,970	17,665,712	104,742
158,000 Euro settling 1/15/13	Royal Bank of Scotland	204,827	204,947	120
384,135 Mexican Peso settling 4/3/13	Deutsche Bank	29,290	28,893	(397)
14,894,165 Mexican Peso settling 12/3/12	JPMorgan Chase	1,153,201	1,134,246	(18,955)
84,407 Mexican Peso settling 12/3/12	Morgan Stanley	6,372	6,428	56
384,135 Mexican Peso settling 12/3/12	UBS	29,633	29,253	(380)

Sold:
111,331 Brazilian Real settling 2/4/13	HSBC Bank	53,929	54,140	(211)
111,331 Brazilian Real settling 12/4/12	UBS	53,789	54,595	(806)
10,947,000 British Pound settling 12/4/12	Goldman Sachs	17,558,988	17,663,803	(104,815)
19,257,000 British Pound settling 11/2/12	HSBC Bank	31,177,083	31,075,967	101,116
1,063,000 Canadian Dollar settling 12/20/12	Deutsche Bank	1,089,625	1,063,245	26,380
4,037,000 Euro settling 1/15/13	BNP Paribas	5,206,781	5,236,526	(29,745)
2,893,000 Euro settling 1/15/13	UBS	3,783,205	3,752,606	30,599
384,135 Mexican Peso settling 12/3/12	Deutsche Bank	29,649	29,253	396

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

5. Investments in Securities (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2012	Unrealized Appreciation (Depreciation)
Sold (continued):
14,978,572 Mexican Peso settling 12/3/12	HSBC Bank	$1,106,164	$1,140,674	$(34,510)
14,894,165 Mexican Peso settling 4/3/13	JPMorgan Chase	1,139,613	1,120,258	19,355
				$136,142

Income Opportunity:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value October 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
3,600,080 Brazilian Real settling 12/4/12	HSBC Bank	$1,757,852	$1,765,422	$7,570
10,996,000 British Pound settling 11/2/12	Goldman Sachs	17,639,574	17,744,785	105,211
88,000 British Pound settling 11/2/12	JPMorgan Chase	142,877	142,010	(867)
118,000 British Pound settling 11/2/12	Royal Bank of Scotland	189,044	190,422	1,378
53,488 Mexican Peso settling 12/3/12	HSBC Bank	3,950	4,073	123
53,488 Mexican Peso settling 4/3/13	JPMorgan Chase	4,092	4,023	(69)
68,899 South African Rand settling 1/30/13	JPMorgan Chase	7,793	7,843	50

Sold:
3,600,080 Brazilian Real settling 2/4/13	HSBC Bank	1,743,887	1,750,702	(6,815)
3,600,080 Brazilian Real settling 12/4/12	UBS	1,739,337	1,765,421	(26,084)
10,996,000 British Pound settling 12/4/12	Goldman Sachs	17,637,584	17,742,869	(105,285)
11,202,000 British Pound settling 11/2/12	HSBC Bank	18,136,038	18,077,218	58,820
7,208,000 Euro settling 1/15/13	BNP Paribas	9,296,626	9,349,735	(53,109)
5,166,000 Euro settling 1/15/13	UBS	6,755,630	6,700,989	54,641
53,488 Mexican Peso settling 12/3/12	JPMorgan Chase	4,141	4,073	68
52,536,940 Russian Ruble settling 1/31/13	JPMorgan Chase	1,581,748	1,650,988	(69,240)
23,391,590 Turkish Lira settling 1/30/13	HSBC Bank	12,744,682	12,897,853	(153,171)
				$(186,779)

At October 31, 2012, Corporate & Income Strategy and Income Opportunity held $280,000 and $260,000, respectively, in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Funds’ investment strategies.

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

5. Investments in Securities (continued)

(d) Open reverse repurchase agreements at October 31, 2012:

Corporate & Income Strategy:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.55%	10/1/12	1/4/13	$2,480,174	$2,479,000
Credit Suisse First Boston	0.50	9/18/12	12/18/12	2,678,636	2,677,000
Deutsche Bank	0.65	8/10/12	11/8/12	13,753,580	13,733,000
Royal Bank of Canada	0.662	9/7/12	12/7/12	23,912,160	23,888,000
UBS	0.50	8/7/12	11/6/12	3,885,636	3,881,000
	0.54	8/7/12	11/6/12	2,467,179	2,464,000
	0.55	8/6/12	11/6/12	615,817	615,000
	0.55	8/10/12	11/15/12	5,313,730	5,307,000
	0.57	9/18/12	12/18/12	23,314,231	23,298,000
	0.58	8/2/12	11/5/12	6,917,126	6,907,000
	0.58	8/7/12	11/6/12	1,715,373	1,713,000
	0.58	8/30/12	11/29/12	3,712,765	3,709,000
					$90,671,000

Income Opportunity:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	(0.75)%	9/6/12	9/5/14	$5,107,035	$5,113,000
	0.45	10/10/12	11/9/12	1,654,455	1,654,000
	0.55	10/16/12	1/16/13	6,156,505	6,155,000
	0.60	8/27/12	11/27/12	10,756,820	10,745,000
	0.60	9/20/12	12/20/12	1,815,270	1,814,000
	0.60	9/24/12	12/24/12	4,373,768	4,371,000
	0.60	10/12/12	1/16/13	1,994,665	1,994,000
	0.65	10/18/12	11/15/12	7,553,908	7,552,000
	0.75	10/16/12	1/16/13	18,389,127	18,383,000
	0.80	8/23/12	11/26/12	2,117,288	2,114,000
	0.80	8/27/12	11/27/12	2,281,341	2,278,000
	0.80	10/12/12	1/16/13	2,650,178	2,649,000
	0.90	8/24/12	2/25/13	15,753,128	15,726,000
	1.00	8/24/12	2/25/13	4,871,319	4,862,000
Citigroup	0.964	10/15/12	11/15/12	2,627,195	2,626,000
Credit Suisse First Boston	0.60	9/13/12	12/13/12	3,463,827	3,461,000
	0.75	9/13/12	12/13/12	5,416,524	5,411,000
	0.85	9/13/12	12/13/12	1,929,229	1,927,000
Deutsche Bank	0.62	8/21/12	11/21/12	5,221,466	5,215,000
	0.62	8/22/12	11/21/12	1,315,607	1,314,000
	0.62	10/11/12	1/11/13	1,788,647	1,788,000
	0.65	8/9/12	11/8/12	2,424,672	2,421,000
	0.77	9/17/12	12/17/12	1,535,476	1,534,000
	0.80	8/21/12	11/21/12	5,086,125	5,078,000
	0.80	8/22/12	11/21/12	2,274,583	2,271,000
	0.80	8/28/12	11/28/12	8,969,938	8,957,000
	0.80	9/5/12	12/6/12	1,086,374	1,085,000

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	55

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

5. Investments in Securities (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Goldman Sachs	0.35%	10/11/12	11/14/12	$104,258,283	$104,237,000
Royal Bank of Canada	1.837	6/12/12	12/11/12	3,450,824	3,426,000
Scotia Capital	0.36	10/11/12	11/14/12	2,779,583	2,779,000
UBS	0.52	9/18/12	12/18/12	7,526,781	7,522,000
	0.57	8/20/12	11/21/12	6,389,376	6,382,000
	1.00	8/29/12	2/28/13	4,397,804	4,390,000
					$257,234,000

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2012 for Corporate & Income Strategy and Income Opportunity was $131,203,604 and $257,935,393, respectively, at a weighted average interest rate of 0.71% and 0.60%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at October 31, 2012 for Corporate & Income Strategy and Income Opportunity was $99,051,753 and $274,464,472, respectively.

At October 31, 2012, Corporate & Income Strategy held $841,645 and $2,770,000 in principal value of U.S. Treasury Obligations and Corporate Bonds as collateral for open reverse repurchase agreements. Income Opportunity held $1,997,731 in principal value of U.S. Treasury Obligations and $350,000 in cash collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with each Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedules of Investments.

6. Income Tax Information

The tax character of dividends paid was:

	Year ended October 31, 2012	Year ended Octobe 31, 2011
	Ordinary Income	Ordinary Income
Corporate & Income Strategy	$68,372,850	$63,152,504
Income Opportunity	44,988,180	49,267,669

At, October 31, 2012, the components of distributable earnings were:

	Ordinary Income	Capital Loss Carryforwards (1)
Corporate & Income Strategy	$7,236,461	$56,826,834
Income Opportunity	6,245,522	16,311,494

(1)   Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

PIMCO Corporate & Income Strategy Fund
56	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

6. Income Tax Information (continued)

At October 31, 2012, capital loss carryforward amounts were:

	Year of Expiration			No Expiration (2)

	2017	2018	2019	Short-Term	Long-Term
Corporate & Income Strategy	$43,232,268	–	$13,594,566	–	–
Income Opportunity	14,441,783	–	–	$1,114,271	$755,440

(2)  Carryforward amounts are subject to the provisions of the Regulated Investment Company Modernization Act of 2010.

For the year ended October 31, 2012, Corporate & Income Strategy utilized capital loss carryforwards of $35,425,394.

For the year ended October 31, 2012, permanent “book-tax” adjustments were:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In-Capital In Excess of Par
Corporate & Income Strategy (a)(b)(c)(e)	$(375,458)	$375,458	–
Income Opportunity (a)(b)(c)(d)	1,028,057	(1,021,411)	$(6,646)

These permanent “book-tax” differences were primarily attributable to:

(a)  Differing treatment of swap payments.

(b)  Reclassification of gains and losses on foreign currency transactions.

(c)  Reclassification of gains and losses on paydowns.

(d)  Non-deductable excise tax paid.

(e)  Reclassification of consent fees.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At October 31, 2012, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Corporate & Income Strategy	$740,989,511	$118,770,178	$4,218,239	$114,551,939
Income Opportunity	601,574,685	86,358,943	7,288,231	79,070,712

Differences between book and tax cost basis may be attributable to wash sale loss deferrals and the differing treatment of bond amortization/accretion.

7. Auction-Rate Preferred Shares — Corporate & Income Strategy

Corporate & Income Strategy has 1,352 shares of Preferred Shares Series M, 1,352 shares of Preferred Shares Series T, 1,352 shares of Preferred Shares Series W, 1,352 shares of Preferred Shares Series TH and 1,352 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended October 31, 2012, the annualized dividend rates ranged from:

	High	Low	At October 31, 2012
Series M	0.225%	0.030%	0.225%

Series T	0.225%	0.030%	0.180%

Series W	0.240%	0.030%	0.180%

Series TH	0.195%	0.030%	0.180%

Series F	0.195%	0.030%	0.195%

PIMCO Corporate & Income Strategy Fund
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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Notes to Financial Statements

October 31, 2012

7. Auction-Rate Preferred Shares — Corporate & Income Strategy (continued)

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

In July 2012, Moody’s Investor Service (“Moody’s”) downgraded its ratings for each series of Corporate & Income Strategy’s Preferred Shares from Aa2 to Aa3.

8. Transfer Agent Change

American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Funds’ transfer agent effective September 17, 2012 (the “Effective Date”). The amended Dividend Reinvestment Plan (the “Plan”) and AST’s role as transfer agent for Participants under the Plan commenced as of the Effective Date.

9. Subsequent Events

On November 1, 2012, the following dividends were declared to common shareholders payable December 3, 2012 to shareholders of record on November 13, 2012:

Corporate & Income Strategy	$0.1125 per common share
Income Opportunity	$0.19 per common share

On December 3, 2012, the following dividends were declared to common shareholders payable January 2, 2013 to shareholders of record on December 13, 2012:

Corporate & Income Strategy	$0.1125 per common share
Income Opportunity	$0.19 per common share

On December 18, 2012, the following special year-end dividends were declared to common shareholders payable January 18, 2013 to shareholders of record on December 28, 2012:

Corporate & Income Strategy	$0.215 per common share
Income Opportunity	$0.55 per common share

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

PIMCO Corporate & Income Strategy Fund
58	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended October 31,
	2012	2011	2010		2009		2008
Net asset value, beginning of year	$13.67	$15.51	$12.88		$8.47		$13.76
Investment Operations:
Net investment income	1.57	1.72	1.61		1.42		1.24
Net realized and unrealized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	2.47	(1.87)	2.90		4.29		(4.94)
Total from investment operations	4.04	(0.15)	4.51		5.71		(3.70)
Dividends on Preferred Shares from Net Investment Income	(0.01)	(0.01)	(0.01)		(0.02)		(0.31)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	4.03	(0.16)	4.50		5.69		(4.01)
Dividends to Common Shareholders from Net Investment Income	(1.80)	(1.68)	(1.87)		(1.28)		(1.28)
Net asset value, end of year	$15.90	$13.67	$15.51		$12.88		$8.47
Market price, end of year	$18.17	$15.27	$16.24		$13.06		$10.00
Total Investment Return (1)	33.21%	4.78%	41.86%		48.69%		(22.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$603,483	$515,041	$579,963		$477,195		$311,489
Ratio of expenses to average net assets, including interest expense (2)(4)	1.32%	1.30%	1.24	%(5)	1.52	%(5)	1.50	%(3)(5)
Ratio of expenses to average net assets, excluding interest expense (2)	1.14%	1.16%	1.17	%(5)	1.48	%(5)	1.39	%(3)(5)
Ratio of net investment income to average net assets (2)	11.03%	11.56%	11.64	%(5)	15.34	%(5)	10.09	%(5)
Preferred shares asset coverage per share	$114,270	$101,188	$110,790		$95,590		$50,953
Portfolio turnover rate	28%	32%	52%		117%		118%

(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(n) in Notes to Financial Statements).

(4)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

(5)

During the fiscal years indicated above, the Investment Manager waived a portion of its investment management fee. The effect of such waiver relative to the average net assets of common shareholders was 0.01%, 0.10% and 0.18% for the years ended October 31, 2010, October 31, 2009 and October 31, 2008, respectively.

PIMCO Corporate & Income Strategy Fund
See accompanying Notes to Financial Statements. 10.31.12 | PIMCO Income Opportunity Fund Annual Report	59

PIMCO Income Opportunity Fund Financial Highlights

For a common share outstanding throughout each period:

					November 30,
					2007*
	Year ended October 31,				through
	2012	2011	2010	2009	October 31, 2008
Net asset value, beginning of period	$24.62	$26.97	$21.40	$17.90	$23.88	**
Investment Operations:
Net investment income	2.61	3.24	3.11	2.11	1.46
Net realized and unrealized gain (loss) on investments, futures contracts, options written, unfunded loan commitments, swaps, securities sold short and foreign currency transactions	3.69	(2.20)	4.58	3.51	(5.62)
Total from investment operations	6.30	1.04	7.69	5.62	(4.16)
Dividends and Distributions to Shareholders from:
Net investment income	(3.06)	(3.39)	(2.12)	(1.21)	(1.77)
Return of capital	–	–	–	(0.91)	–
Total dividends and distributions to shareholders	(3.06)	(3.39)	(2.12)	(2.12)	(1.77)
Common Share Transactions:
Offering costs charged to paid-in capital in excess of par	–	–	–	–	(0.05)
Net asset value, end of period	$27.86	$24.62	$26.97	$21.40	$17.90
Market price, end of period	$29.85	$26.45	$26.92	$21.08	$18.10
Total Investment Return (1)	26.98%	11.68%	39.51%	31.54%	(21.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$411,976	$359,909	$391,730	$307,679	$253,174
Ratio of expenses to average net assets, including interest expense (3)	2.29%	2.44%	2.36%	1.78%	2.29	%(2)(4)
Ratio of expenses to average net assets, excluding interest expense (3)	1.86%	1.93%	1.86%	1.42%	1.45	%(2)(4)
Ratio of net investment income to average net assets	10.38%	12.40%	13.07%	12.04%	7.10	%(4)
Portfolio turnover rate	57%	194%	77%	292%	221%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(n) in Notes to Financial Statements).
(3)	Interest expense primarily relates to the participation in reverse repurchase agreement transactions.
(4)	Annualized.

PIMCO Corporate & Income Strategy Fund
60	PIMCO Income Opportunity Fund Annual Report | 10.31.12 | See accompanying Notes to Financial Statements.

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

PIMCO Corporate & Income Strategy Fund and
PIMCO Income Opportunity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets applicable to common shareholders, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund (the “Funds”) at October 31, 2012, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets applicable to common shareholders for each of the two years for the periods then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2012

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	61

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Annual Shareholder Meeting Results/Changes to Bylaws (unaudited)

Annual Shareholder Meeting Results:

Corporate & Income Strategy and Income Opportunity held their joint annual meeting of shareholders on April 23, 2012.

Corporate & Income Strategy:

Common/Preferred shareholders voted as indicated below:	Affirmative	Withheld Authority
Election of Deborah A. DeCotis – Class II to serve until 2013	33,289,879	595,945

Re-election of Hans W. Kertess* – Class I to serve until 2015	5,714	141

Re-election of William B. Ogden, IV – Class I to serve until 2015	33,345,970	539,854

Re-election of Alan Rappaport – Class I to serve until 2015	33,365,267	520,557

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Bradford K. Gallagher, James A. Jacobson* and John C. Maney†, continued to serve as Trustees of the Fund.

Income Opportunity:

Common shareholders voted as indicated below:	Affirmative	Withheld Authority
Election of Deborah A. DeCotis – Class I to serve until 2015	12,843,337	214,063

Re-election of Hans W. Kertess – Class I to serve until 2015	12,827,632	229,768

Re-election of William B. Ogden, IV – Class I to serve until 2015	12,847,884	209,516

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Bradford K. Gallagher, James A. Jacobson, John C. Maney† and Alan Rappaport, continued to serve as Trustees of the Fund.

*  Preferred Shares Trustee

†  Interested Trustee

Changes to Bylaws – Corporate & Income Strategy:

Effective April 3, 2012, Corporate & Income Strategy adopted amended and restated by-laws (“By-laws”) that incorporate updated ratings criteria (the “New Fitch Criteria”) issued by Fitch, Inc. (“Fitch”) applicable to Corporate & Income Strategy’s outstanding auction rate preferred shares (“Preferred Shares”). The New Fitch Criteria updates and replaces the Fitch preferred shares ratings criteria published in 2009 (“2009 Fitch Criteria”). According to Fitch, the core ratings methodology from the 2009 Fitch Criteria has remained intact. Key components of the New Fitch Criteria as cited by Fitch include, among others, updated asset discount factors, reclassification of certain sectors for assessing diversification, clarification to the treatment of various liabilities, and expansion of ratings criteria to additional leverage forms. The New Fitch Criteria is available on the Fitch website (www.fitchratings.com) and is incorporated by reference into Corporate & Income Strategy’s By-laws.

PIMCO Corporate & Income Strategy Fund
62	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Proxy Voting Policies & Procedures/Tax Information (unaudited)

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages or ordinary dividends paid during the fiscal year ended October 31, 2012, are designated as “qualified dividend income”:

Corporate & Income Strategy	4.90%
Income Opportunity	2.80%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended October 31, 2012, that qualify for the corporate dividend received deduction is set forth below:

Corporate & Income Strategy	4.82%
Income Opportunity	2.80%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2012. The amount that will be reported will be the amount to use on the shareholder’s 2012 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended October 31, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

PIMCO Corporate & Income Strategy Fund
10.31.12 | PIMCO Income Opportunity Fund Annual Report	63

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

Corporate & Income Strategy:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 26-27, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2012.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients; (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one year period ended December 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including

PIMCO Corporate & Income Strategy Fund
64	PIMCO Income Opportunity Fund Annual Report | 10.31.12

PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage attributable to common shares, preferred shares and other forms of leverage, and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not certain if the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of eight closed-end funds, including the Fund and another peer Fund managed by the Investment Manager. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the eight funds in the peer group ranged from $164 million to $2.159 billion, and that three of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked sixth out of eight funds in the expense peer group for total expense ratio based on common share assets as well as based on common share and leveraged assets combined, sixth out of eight funds in actual management fees based on common share assets and eighth out of eight funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked eighth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees noted that the Fund had fifth quintile performance for the one-year period, first quintile performance for the three-year and five-year periods and ranked first out of five funds for the ten-year period ended February 29, 2012.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund is generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as those associated with the use of leverage and meeting a regular dividend level.

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Fund’s net assets, including any assets attributable to preferred shares outstanding). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand and the Fund’s shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and the presentations by portfolio managers and determined that the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund’s shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

Income Opportunity:

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 26-27, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2012.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser; (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one year period ended December 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of common shares and leverage outstanding, and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not certain if the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of five closed-end funds, including the Fund. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $118.6 million to $381.3 million, and that no other fund is larger in asset size than the Fund. The Trustees also noted

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Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

that the Fund was ranked fifth out of five funds in the expense peer group for total expense ratio based on common share assets, third out of five funds in the expense peer group for total expense ratio based on common share and leveraged assets combined, fifth out of five funds in actual management fees based on common share assets and fourth out of five funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked fifth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value), the Trustees also noted that the Fund had fourth quintile performance for the one-year period and first quintile performance for the three-year period ended February 29, 2012.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees also considered the management fees charged by Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund is generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as those associated with the use of leverage and meeting a regular dividend level.

Because the Sub-Adviser does not manage any funds or institutional separate accounts with investment strategies similar to the Fund, the Trustees did not consider the management fees charged by the Sub-Adviser to other clients.

The Trustees also took into account that the Fund uses leverage, such as by the use of reverse repurchase agreements, which increase the Fund’s total assets and thus the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on total managed assets). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand and the Fund’s shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and the presentations by portfolio managers and determined that the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund’s shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund

Dividend Reinvestment Plan (unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the applicable Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of registered shareholders such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Dividend Reinvestment Plan (unaudited) (continued)

representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a broker, bank or other nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Board of Trustees (unaudited)

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees since: 2007

Trustee since: 2003

Term of office: Expected to stand for re-election
at 2015 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011

Term of office: Expected to stand for re-election
at 2013 – PCN/ 2015 – PKO annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); Advisory Council, Stanford Business School (2002-2008); and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher

Year of Birth:1944

Trustee since: 2010

Term of office: Expected to stand for re-election
at 2014 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors
ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Year of Birth: 1945

Trustee since: 2009

Term of office: Expected to stand for re-election
at 2013 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006 – PCN/ 2008 – PKO

Term of office: Expected to stand for re-election
at 2015 annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Board of Trustees (unaudited) (continued)

Name, Year of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport

Year of Birth: 1953

Trustee since: 2010

Term of office: Expected to stand for re-election

at 2015 – PCN/2014 – PKO annual meeting of shareholders.

Trustee/Director of 59 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Year of Birth: 1959

Trustee since: 2006 – PCN/ 2007 – PKO

Term of office: Expected to stand for re-election

at 2014 – PCN/ 2013 – PKO annual meeting of shareholders.

Trustee/Director of 78 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

† Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

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PIMCO Corporate & Income Strategy Fund/PIMCO Income Opportunity Fund
Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2002 – PCN/2007 – PKO

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 49 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2002 – PCN/2007 – PKO

Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 78 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004 – PCN/2007 – PKO

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President, Chief Regulatory Counsel and Head of U.S. Compliance of Allianz Global Investors U.S. LLC; Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Senior Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 78 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008

Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex.

Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2004 – PCN/2007 – PKO

Senior Vice President, Chief Compliance Officer and Deputy Chief of U.S. Compliance, Allianz Global Investors U.S. LLC; Chief Compliance Officer of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006 – PCN/2007 – PKO	Vice President of Allianz Global Investors U.S. LLC; Assistant Secretary of 78 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

74	PIMCO Corporate & Income Strategy Fund
PIMCO Income Opportunity Fund Annual Report | 10.31.12

Trustees Hans W. Kertess Chairman of the Board of Trustees Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Fund Officers

Brian S. Shlissel

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Youse E. Guia

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate & Income Strategy Fund and PIMCO Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AGI-2012-11-01-4981
Allianz Global Investors Distributors LLC.	AZ608AR_103112

ITEM 2. CODE OF ETHICS

(a)                     As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)                     During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2 (a) above.

(c)                      During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                         Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,415 in 2011 and $80,000 in 2012.

b)                         Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2011 and $16,000 in 2012. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)                          Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,000 in 2011 and $15,530 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)                         All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                          1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Corporate Income & Strategy Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)

Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)              The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)              Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)              Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)         2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)          Not applicable

g)         Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $5,743,793 and the 2012 Reporting Period was $6,996,758.

h)        Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. DeCortis.

ITEM 6. INVESTMENTS

(a)         The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO CORPORATE & INCOME STRATEGY FUND

 (the “TRUST”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                      Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act.  In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of PIMCO, on behalf of each Fund, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.   The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions.  The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies.  With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO.  Upon the recommendation of the applicable Fund’s portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service.  In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

PIMCO exercises voting and consent rights directly with respect to debt securities held by a Fund.  PIMCO considers each proposal regarding a debt security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote.  In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.  PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable Fund’s economic interests or the value of the portfolio holding is insignificant in relation to the Fund’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable Fund, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service does not provide a recommendation or the portfolio managers of a Fund propose to override a recommendation by the Proxy Voting Service, and for all debt security proxies, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable Fund or between the Fund and another Fund or PIMCO-advised account.  If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation.  If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable Fund, as provided by the Proxy Policy.  The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action.  With respect to material conflicts of interest between PIMCO and a Fund, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Conflicts Committee with respect to specific types of conflicts.  With respect to material conflicts of interest between a Fund and one or more other Funds or PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two Funds or accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each Fund’s or account’s best interests if the conflict exists between Funds or accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of December 28, 2012, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Corporate & Income Strategy Fund (“PCN” or the “Fund”):

William H. Gross, CFA
Mr. Gross has been the portfolio manager for the Fund since December 2009.  Mr. Gross founded Pacific Investment Management Company LLC (``PIMCO’’) more than 40 years ago and is a managing director and co-Chief Investment Officer of the company. He has 43 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of October 31, 2012, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
William H. Gross, CFA	PHK	43	413,757.35	33	50,707.64	*	69	34,091.12	**

*Of these Other Pooled Investment Vehicles, 7 accounts totaling $3,637.23 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 18 accounts totaling $8,699.11 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer.  In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.  Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund.  When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of October 31, 2012, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period.  The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan.  Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of October 31, 2012.

PIMCO Corporate & Income Strategy Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
William H. Gross, CFA	over $1,000,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY ANDAFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)         (1) Exhibit 99.CODE ETH — Code of Ethics

(a)         (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)         (3) Not applicable

(b)         Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Corporate &Income Strategy Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	December 28, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date	December 28, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	December 28, 2012